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                       FIXED RATE LOAN AGREEMENT

                      Dated as of August 11, 1998


                              BY and AMONG


        FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS,
                               as Borrower


                         BANKERS TRUST COMPANY,
                                as Agent

                                  AND


           THE LENDERS LISTED ON THE SIGNATURE PAGES HERETO,
                               as Lenders



                               $45,000,000




                              (Bank Group)

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


                            TABLE OF CONTENTS

                                                                    Page

I.    DEFINITIONS; PRINCIPLES OF CONSTRUCTION........................  1
      1.1      Definitions...........................................  1
      1.2      Principles of Construction............................ 13

II.   GENERAL TERMS.................................................. 14
      2.1      Commitments; Advances; Notes; the Register............ 14
               2.1.1    Commitments.................................. 14
               2.1.2    Borrowing Mechanics.  ....................... 14
               2.1.3    Disbursement of Funds........................ 15
               2.1.4    Notes........................................ 15
               2.1.5    The Register................................. 16
      2.2      Use of Proceeds....................................... 16
      2.3      Loan Repayments and Prepayments....................... 16
               2.3.1    Repayments................................... 16
               2.3.2    Mandatory Prepayments of the Loans........... 16
               2.3.3    Voluntary Prepayments of the Loans........... 17
               2.3.4    Not A Revolver............................... 17
      2.4      Interest.............................................. 17
               2.4.1    Generally.................................... 17
               2.4.2    Interest Payments............................ 17
               2.4.3    Default Rate; Post-Maturity Interest......... 18
      2.5      Payments; Computations................................ 18
               2.5.1    Making of Payments........................... 18
               2.5.2    Computation of Interest...................... 18
               2.5.3    Capital Adequacy Adjustment.  ............... 18
      2.6      Extension of Loan Term................................ 19
               2.6.1    Extension Option............................. 19
               2.6.2    Conditions to Extend......................... 19
      2.7      Commitment and Other Fees............................. 20
      2.8      Agent Reliance; Defaulting Lenders.................... 20
               2.8.1    Agent Reliance............................... 20
               2.8.2    Defaulting Lenders........................... 20
               2.8.3    Subordination of Defaulting Lenders.......... 21
      2.9      Lending Installations................................. 21
      2.10     Withholding........................................... 21
      2.11     Sharing of Payments, Etc.............................. 22
      2.12     Pro Rata Treatment.................................... 23

III.  SPECIAL PROVISIONS............................................. 23
      3.1      Loss Proceeds Account................................. 23
      3.2      Casualty and Condemnation............................. 23
               3.2.1    Casualty, Condemnation and Application of
                        Proceeds..................................... 23
               3.2.2    Conflicts With Mortgage Financing............ 27

IV.   CONDITIONS PRECEDENT........................................... 27
      4.1      Intentionally Omitted................................. 27
      4.2      Conditions Precedent to All Advances.................. 27
               4.2.1    Notice of Borrowing; Other Documentation..... 27
               4.2.2    Other Conditions............................. 28

V.    REPRESENTATIONS AND WARRANTIES................................. 28
      5.1      Borrower Representations.............................. 28
               5.1.1    Organization; Existence...................... 28
               5.1.2    Proceedings.................................. 29
               5.1.3    No Conflicts................................. 29
               5.1.4    Litigation................................... 29
               5.1.5    Agreements................................... 30
               5.1.6    No Bankruptcy Filing......................... 30
               5.1.7    Full and Accurate Disclosure................. 30
               5.1.8    Tax and REIT Status.......................... 30
               5.1.9    Use of Proceeds.............................. 30
               5.1.10   Financial Information........................ 30
               5.1.11   No Default................................... 31
               5.1.12   Federal Reserve Regulations.................. 31
               5.1.13   Enforceability............................... 31
               5.1.14   Incorporation of Representations and
                        Warranties................................... 32

VI.   AFFIRMATIVE COVENANTS.......................................... 32
      6.1      Borrower Covenants.................................... 32
               6.1.1    SEC Filings and Press Releases............... 32
               6.1.2    Business and Operations...................... 32
               6.1.3    Costs of Enforcement......................... 32
               6.1.4    Estoppel Statement........................... 32
               6.1.5    Loan Proceeds................................ 33
               6.1.6    Name; Principal Place of Business............ 33
               6.1.7    Board of Trustees............................ 33
               6.1.8    Offering..................................... 33
               6.1.9    Incorporation of Affirmative Covenants....... 33

VII.  NEGATIVE COVENANTS............................................. 33
      7.1      Borrower Negative Covenants........................... 33
               7.1.1    Debt......................................... 34
               7.1.2    Corporate Structure.......................... 34
               7.1.3    Incorporation of Negative Covenants.......... 34

VIII. DEFAULTS....................................................... 34
      8.1      Event of Default...................................... 34
      8.2      Remedies.............................................. 37
      8.3      Remedies Cumulative................................... 37
      8.4      Gotham's Cure Rights.................................. 38

IX.   MISCELLANEOUS.................................................. 39
      9.1      Survival.............................................. 39
      9.2      Lenders' or Agent's Discretion........................ 39
      9.3      Governing Law......................................... 39
      9.4      Modification, Waiver in Writing....................... 40
      9.5      Delay Not a Waiver.................................... 41
      9.6      Notices............................................... 41
      9.7      Trial By Jury......................................... 42
      9.8      Headings.............................................. 42
      9.9      Severability.......................................... 42
      9.10     Preferences........................................... 42
      9.11     Waiver of Notice...................................... 43
      9.12     Remedies of Borrower.................................. 43
      9.13     Non-Exculpation....................................... 43
      9.14     Expenses; Indemnity................................... 43
      9.15     Exhibits, Schedules Incorporated...................... 45
      9.16     Offsets, Counterclaims and Defenses................... 45
      9.17     No Joint Venture or Partnership....................... 46
      9.18     Publicity............................................. 46
      9.19     Waiver of Counterclaim................................ 46
      9.20     Conflict; Construction of Documents................... 46
      9.21     Brokers and Financial Advisors........................ 46
      9.22     Prior Agreements...................................... 47
      9.23     Maximum Rate of Interest.............................. 47
      9.24     Attorneys' Fees....................................... 47
      9.25     Counterparts.......................................... 47
      9.26     Application of Payments............................... 48
      9.27     Assignments and Participations........................ 48
      9.28     Setoff................................................ 51
      9.29     Liability of Borrower's Trustees, etc................. 51
      9.30     Employee Termination Expenses......................... 51
      9.31     Conflicts with Intercreditor Agreement................ 51

X.    AGENT; SUCCESSOR AGENT......................................... 52
      10.1     Appointment........................................... 52
      10.2     Powers and Duties; General Immunity................... 52
               10.2.1   Powers; Duties............................... 52
               10.2.2   Agent Entitled to Act as Lender.............. 52
      10.3     Representations and Warranties; No Responsibility
               for Appraisal of Creditworthiness..................... 53
      10.4     Successor Agent....................................... 53

XI.   OFFERING....................................................... 54
      11.1     Rights Offering....................................... 54
      11.2     Consummation.......................................... 54
      11.3     Proceeds of Offering.................................. 54
      11.4     Pricing of Rights Offering............................ 54
      11.5     Waiver of Ownership Limitations....................... 54
      11.6     Indemnification....................................... 55

EXHIBITS

Exhibit A      Form of Guaranty
Exhibit B      Form of Notes
Exhibit C      Form of Notice of Borrowing
Exhibit D      Form of Assignment and Acceptance

SCHEDULES

Schedule 1.1   List of Prior Debt Documents
Schedule 2.1.1 Commitments; Lenders' Pro Rata Shares
Schedule 5.1.4 Pending and Threatened Litigation
Schedule 5.1.14         Annexes to Line of Credit Facility

                         FIXED RATE LOAN AGREEMENT


          THIS FIXED RATE LOAN AGREEMENT, dated as of August 11, 1998 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this ("AGREEMENT"), by and among BANKERS TRUST COMPANY, a New York banking corporation ("BANKERS"), having an address at 130 Liberty Street, New York, New York 10006, BANKBOSTON N.A., a national banking association, having an address at 115 Perimeter Center Place, NE, Suite 500, Atlanta, Georgia 30346, and WELLSFORD CAPITAL, a Maryland real estate investment trust, having an address at 610 Fifth Avenue, New York, New York 10020 (together with their successors and assigns hereunder, each a "LENDER" and collectively, the ("LENDERS"), BANKERS TRUST COMPANY, a New York banking corporation, as agent (in such capacity, together with its successors and assigns hereunder, ("AGENT"), having an address at 130 Liberty Street, New York, New York 10006, Attention: Jeffrey Baevsky, and FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, an Ohio real estate investment trust ("BORROWER"), having an address at Suite 1900, 55 Public Square, Cleveland, Ohio 44113-1937.

          All capitalized terms used herein shall have the respective meanings set forth in Section 1.1 hereof.


                           W I T N E S S E T H :


          WHEREAS, Borrower desires to obtain the Loans from Lenders; and

          WHEREAS, Lenders are willing to make the Loans to Borrower, subject to and in accordance with the terms of this Agreement.

          NOW, THEREFORE, in consideration of the making of the Loans by Lenders and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:


I.     DEFINITIONS; PRINCIPLES OF CONSTRUCTION

       1.1    DEFINITIONS

          For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context clearly indicates a contrary intent:


          "ADVANCE" means an advance of a Loan made on or after the Closing Date pursuant to and in accordance with Section 2.1.1 to be used exclusively for the purposes described in Section 2.2.

          "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or is a director, officer or trustee of such Person or of an Affiliate of such Person. For purposes of this definition, Acontrol" of a person means the power, directly or indirectly,
(i) to vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors or trustees of such Person, or
(ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; provided that no Lender shall be deemed an Affiliate of Borrower for purposes of this Agreement or any other Loan Document; and that each of the entities included in the definition of Gotham are deemed to be Affiliates of each other.

          "AGENT" has the meaning specified in the first Paragraph hereof.

          "ASSIGNMENT  AND   ACCEPTANCE"   shall  mean  an  Assignment  and
Acceptance in the form of Exhibit D and delivered pursuant to Section 9.27.

          "BANKRUPTCY" means, with respect to any Person: (i) the commencement by such Person of a proceeding seeking relief under any provision or chapter of the Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; (ii) an adjudication that such Person is insolvent or bankrupt; (iii) the entry of an order for relief under the Bankruptcy Code with respect to such Person;
(iv) the filing of any such petition or the commencement of any such case or proceeding against such Person, unless such petition and the case or proceeding initiated thereby are dismissed within sixty (60) days from the date of such filing; (v) the filing of an answer by such Person admitting the material allegations of any such petition; (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Person unless such appointment is vacated or dismissed by the earlier of sixty (60) days from the date of such appointment and five (5) days before the proposed sale of any assets of such Person; (vii) the execution by such Person of a general assignment for the benefit of creditors; (viii) the convening by such Person of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or composition of its debts or an extension of its debts; (ix) the levy, attachment, execution or other seizure of substantially all of the assets of such Person where such seizure is not discharged within ten (10) days thereafter; or (x) the admission by such Person in writing of its inability to pay its debts as they mature or that it is generally not paying its debts as they become due.

          "BANKRUPTCY ACTION" means, with respect to any Person: (i) commencing any case, proceeding or other action seeking protection for such Person as a debtor under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors;
(ii) consenting to the entry of an order for relief in or institution of any case, proceeding or other action brought by any third party against such Person as a debtor under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors; (iii) filing an answer in any involuntary case or proceeding described in clause (ii) above admitting the material allegations of the petition therein or otherwise failing to contest any such involuntary case or proceeding; (iv) seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such Person or for a substantial portion of its properties;
(v) making any assignment for the benefit of the creditors of such Person; or (vi) admitting in writing the inability of such Person to generally pay its debts as they mature or that such Person is generally not paying its debts as they become due.

          "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

          "BORROWER" has the meaning specified in the first Paragraph hereof.

          "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York, or which is a day on which banking institutions located in any such jurisdiction are authorized or required by law or other governmental action to close.

          "CAPITAL EVENT" means: (i) any sale, transfer, disposition, conveyance or refinancing of all or any portion of any Property; (ii) Casualty or Condemnation of all or any portion of any Property; (iii) the acquisition, by purchase or otherwise, of any Property or other assets;
(iv) the issuance of any debt (other than the Indebtedness and other than under the Imperial Credit Facility and/or the Line of Credit Facility, as each is in effect on the date hereof) or equity securities by Borrower (including the Offering); (v) the incurrence of any indebtedness (other than the Indebtedness and other than under the Imperial Credit Facility and/or the Line of Credit Facility, as each is in effect on the date hereof) for borrowed money by Borrower (other than purchase-money indebtedness); (vi) any transaction or arrangement with any Person whereby Borrower shall sell or transfer any Property and then or thereafter rent or lease back the same Property which it intends to use for substantially the same purposes as the Property sold or transferred; or (vii) any other event or occurrence which creates Capital Event Proceeds.

          "CAPITAL EVENT PROCEEDS" means the net proceeds (i.e., the amounts received as a result of a Capital Event exceeds the costs and expenses incurred in such Capital Event) to Borrower from any Capital Event, including but not limited to: (i) net proceeds from the sale, transfer, disposition, conveyance or refinancing of all or any portion of any Property; (ii) Loss Proceeds in respect of a Casualty or Condemnation of all or any portion of the Properties, if such proceeds are not used to rebuild or restore such Properties, or are not governed by another document in accordance with Section 3.2.2; (iii) net proceeds from the issuance of any debt or equity securities by Borrower; (iv) net proceeds from the incurrence of any indebtedness for borrowed money by Borrower; or (v) any net proceeds from a transaction or arrangement with any Person whereby Borrower shall sell or transfer any Property and then or thereafter rent or lease back the same Property which it intends to use for substantially the same purposes as the Property sold or transferred; provided that all such proceeds shall be net of reasonable out-of-pocket transaction costs and income or other taxes payable by Borrower as a result of such Capital Event and, in the case of the sale or other disposition of any Property, net of payment of any debt secured by such Property or Properties.

          "CASUALTY" means any damage to, or loss or destruction of, all or any part of the Properties, whether or not such damage, loss or destruction is insured or insurable.

          "CASUALTY INSURANCE PROCEEDS" means insurance or other proceeds or amounts paid or payable to or on behalf of Borrower in respect of a Casualty.

          "CHANGE IN CONTROL" means, with respect to Borrower, any of the following events: (i) the acquisition, directly or indirectly, by any one "person" (as such term is used in Section 13(d), and 14(d) of the Securities and Exchange Act of 1934, as amended) of more than 10% of the common stock of or other equity interests in Borrower; or (ii) during any period subsequent to the date hereof, individuals who at the beginning of such period constituted the Board of Trustees or Board of Directors of Borrower (together with any new directors or trustees whose election or nomination for election was approved by a vote of a majority of the directors or trustees then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors or Board of Trustees then in office; provided that neither the execution of the Standby Purchase Agreements nor the purchase by the Standby Purchasers of any stock pursuant to the Offering or the Standby Purchase Agreements shall be deemed to cause a Change in Control and that any increase in the ownership by any Standby Purchaser of any common stock or other equity interests in Borrower shall not constitute a Change in Control.

          "CLOSING DATE" means the date of this Agreement.

          "COMMITMENTS" means the commitments of Lenders to make Advances to Borrower pursuant to Section 2.1.1.

          "COMMITMENT FEES" has the meaning specified in Section 2.7.

          "CONDEMNATION"   means   any   actual   or   threatened   taking,
condemnation, eminent domain or other similar proceeding relating to all or any portion of any Property.

          "CONDEMNATION PROCEEDS" means any and all award proceeds and other compensation payable in respect of a Condemnation.

          "CONTROL" of a Person means the power, whether or not exercised, to direct the management of such Person, whether by possession of the power to elect a majority of the Board of Directors or Board of Trustees or otherwise.

          "CPA" means a certified public accounting firm of recognized national standing.

          "DEBT" means,  with respect to any Person,  without  duplication,
(i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than indebtedness for property and services purchased in the ordinary course of business that is payable and paid within sixty (60) days after delivery), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities (other than letters of credit in support of trade obligations or in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits in the ordinary course of business), (vii) all Debt (as defined in clauses (i) through (vi) above) of another Person guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss in respect of such Debt, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Debt, and (viii) all Debt (as defined in clauses (i) through (vi) above) of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other charge or encumbrance upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt; excluding, however, the endorsement of negotiable instruments or documents in the ordinary course of business.

          "DEFAULT" means the existence of a condition or the occurrence of an event which, but for the giving of notice or passage of time, or both, would be an Event of Default.

          "DEFAULT RATE" means a rate per annum equal to the greater of the Interest Rate plus four percent (4.0%) per annum and the Prime Lending Rate plus four percent (4.0%) per annum.

          "DEFAULTING LENDER" shall have the meaning assigned to such term in Section 2.8.3.

          "ELLIOTT" is a reference to Elliott Associates, L.P., a Delaware limited partnership.

          "EVENT OF DEFAULT" has the meaning specified in Section 8.1.

          "EXTENSION FEE" has the meaning specified in Section 2.6.2.

          "FINAL COMMITMENT DATE" means the date that is six (6) months from the date on which the Closing Date occurs; provided that if the Final Commitment Date occurs on a day which is not a Business Day, the Final Commitment Date will fall on the next succeeding Business Day.

          "FINAL  EXTENSION  MATURITY  DATE" has the meaning  specified  in
Section 2.6.1(b).

          "FINAL  EXTENSION  NOTICE" has the meaning  specified  in Section
2.6.1(b).

          "FINAL  EXTENSION  OPTION" has the meaning  specified  in Section
2.6.1(b).

          "FISCAL YEAR" means each twelve month period commencing on January 1 and ending on December 31.

          "FFO" means, for any Person, net income (computed in accordance with GAAP), excluding gains (or losses) from restructuring and sales of property, plus depreciation of real property, and after adjustments for unconsolidated entities in which such Person holds an interest.

          "FUNDING DATE" means the date of the funding of an Advance. AGAAP" means generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

          "GOTHAM" is a reference to Gotham Partners, L.P., a New York limited partnership, and Gotham Partners III, L.P., a New York limited partnership, and each reference herein to Gotham, including to Gotham as a Standby Purchaser, shall be deemed to be a reference to all of such entities or to both of such entities, as the context requires.

          "GOVERNMENTAL AUTHORITY" means any legislative body, court, board, agency, commission, office or authority of any nature whatsoever of or for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          "GUARANTORS" means any Person which hereafter becomes a Guarantor pursuant to Section 7.20 of the Line of Credit Facility (as incorporated herein).

          "GUARANTY" means each guaranty, substantially in the form attached hereto as Exhibit A, hereafter executed by a Guarantor in favor of Lenders, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "IMPERIAL CREDIT FACILITY" means the credit facility  governed by
(i) that certain Amended and Restated Credit Agreement dated as of April 17, 1997 among Imperial Parking Limited, 504463 N.B. Inc., the lenders named therein, and BT Bank of Canada, and (ii) that certain Ancillary Agreement dated April 17, 1997 among BT Bank of Canada, Hongkong Bank of Canada and Borrower; both as amended, restated, replaced, supplemented or otherwise modified, and as more specifically described on Schedule 1.1 hereto.

          "INDEBTEDNESS" means the indebtedness evidenced by the Notes, together with all other obligations and liabilities of Borrower due or to become due to Lenders pursuant hereto in respect of the Loans, under the Notes or in accordance with any of the other Loan Documents, all amounts, sums and expenses paid by or payable or reimbursable to Lenders hereunder in respect of the Loans or pursuant to the Notes or any of the other Loan Documents, and all other covenants, obligations and liabilities of Borrower hereunder in respect of the Loans or pursuant to the Notes or any of the other Loan Documents, together with all interest thereon (including, if and when applicable, interest at the Default Rate as provided in this Agreement and in the Notes).

          "INDEMNIFIED  LIABILITIES"  has the meaning  specified in Section
9.14.

          "INDEMNITEES" means, collectively, Agent, Lenders and their successors and assigns, and its and their respective officers, directors, agents (including any servicer of the Loans), employees, parents, Affiliates and Subsidiaries.

          "INDEPENDENT" means a Person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in Borrower or in any Affiliate of Borrower or any constituent partner of Borrower, and (iii) is not connected with Borrower or any Affiliate of Borrower or any constituent partner of Borrower as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be provided, such opinion or certificate shall state that the Person executing the same has read this definition and is Independent within the meaning hereof.

          "INITIAL  EXTENSION  MATURITY DATE" has the meaning  specified in
Section 2.6.1(a).

          "INITIAL EXTENSION NOTICE" has the meaning specified in Section 2.6.1(a).

          "INITIAL EXTENSION OPTION" has the meaning specified in Section 2.6.1(a).

          "INITIAL MATURITY DATE" means the day that is six (6) months from the date on which the Closing Date occurs; provided that if the Initial Maturity Date occurs on a day which is not a Business Day, the Initial Maturity Date will fall on the next succeeding Business Day.

          "INTERCREDITOR AGREEMENT" shall mean that certain Intercreditor Agreement of even date herewith by and among the parties to this Agreement and the parties to the Other Loan Agreement, as the same may be amended or otherwise modified from time to time.

          "INTEREST PAYMENT DATE" means, for any Interest Period, the date that is the last day of such Interest Period; provided, however, that if such day is not a Business Day, the Interest Payment Date for such Interest Period shall occur on the next succeeding Business Day.

          "INTEREST PERIOD" means each calendar month during the term of the Loans; provided that:

          (a) the initial Interest Period shall commence on (and include) the Closing Date and shall end on (and include) the last day of the calendar month in which the Closing Date occurs; and (b) the final Interest Period shall end on (and include) the last day of the calendar month in which the Initial Maturity Date occurs (or, if applicable, the Initial Extension Maturity Date or Final Extension Maturity Date).

          "INTEREST RATE" means a rate of interest equal to nine and seven-eighths percent (9.875%) per annum.

          "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "LEGAL REQUIREMENTS" means all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of any Governmental Authority (including Environmental Laws) affecting Borrower or any Property or any part thereof, whether now or hereafter enacted and in force.

          "LENDERS" has the meaning specified in the first Paragraph hereof, and shall, as the context may require, include any servicer appointed by Lenders for the purpose of servicing the Loans.

          "LENDER APPROVAL" means the written approval of the Required Lenders. Lender Approval or approval by the Required Lenders, except as otherwise herein provided, may be granted or withheld in the sole and absolute discretion of such required percentage of Lenders hereunder.

          "LENDING INSTALLATION" means any office or branch of any Lender.

          "LIEN" means any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, security title, or any other encumbrance, charge or collateral transfer of, on or affecting the Properties of Borrower or any portion thereof or any interest therein, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          "LINE OF CREDIT FACILITY" means the $125,000,000.00 credit facility governed by that certain Amended and Restated Credit Agreement dated as of November 1, 1997 among Borrower, Manager, the lenders named therein, Keybank National Association, Bankers Trust Company, and National City Bank, as amended, restated, replaced, supplemented or otherwise modified, and as more specifically described on Schedule 1.1 hereto. "LOAN DOCUMENTS" means collectively, this Agreement, the Notes, the Guaranty, the Standby Purchase Agreements and any other document or instrument executed and delivered by Borrower or any other Person to Agent or any Lender evidencing, governing, securing or otherwise relating to the Loans, in each case, as amended, restated, replaced, supplemented or otherwise modified from time to time.

          "LOANS" means the fixed rate unsecured loans evidenced by the Notes and governed by the Loan Documents, to be made in Advances by Lenders to Borrower pursuant hereto.

          "LOSS   PROCEEDS"  means  Casualty   Insurance   Proceeds  and/or
Condemnation Proceeds, as the context may require.

          "LOSS PROCEEDS ACCOUNT" has the meaning specified in Section 3.1.

          "MANAGER"  means  First  Union   Management,   Inc.,  a  Delaware
corporation.

          "MATERIAL ADVERSE EFFECT" means any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, that does, or could reasonably be expected to, (i) result in a materially adverse change in or have a materially adverse effect upon the business, operations or condition (financial or otherwise) of Borrower or any Standby Purchaser, as the case may be, or (ii) result in the material impairment of the ability of Borrower or any Standby Purchaser to perform, or of Lenders to enforce, the obligations of Borrower or such Standby Purchaser under the Loan Documents to which it is a party, or any of them.

          "MAXIMUM RATE" has the meaning specified in Section 9.23.

          "NOTES" means those certain Notes of even date herewith, in each case made by Borrower in favor of a Lender, substantially in the form of Exhibit B, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "NOTICE OF BORROWING" means a notice substantially in the form attached hereto as Exhibit C, delivered by Borrower to Agent pursuant to
Section 2.1.2 with respect to a proposed borrowing hereunder.

          "OFFERING" has the meaning specified in Section 11.1.

          "OFFICER'S CERTIFICATE" means a certificate delivered to Agent by Borrower which is signed by an authorized officer of Borrower.

          "ORGANIZATIONAL DOCUMENTS" means, with respect to any Person, (a) if such Person is a limited partnership, the limited partnership agreement of such Person and the certificate of limited partnership of such person, in each case, as amended, restated, supplemented or otherwise modified from time to time, (b) if such Person is a corporation, the certificate or articles of incorporation of such Person and the by-laws of such Person, in each case, as amended, restated, supplemented or otherwise modified from time to time, (c) if such Person is a limited liability company, the certificate of formation (or equivalent document) and the operating agreement of such Person, as amended, restated, supplemented or otherwise modified from time to time, (d) if such person is a trust, the trust agreement of such Person, as amended, restated, supplemented or otherwise modified from time to time, and (e) if such Person is a general partnership, the partnership agreement of such Person, as amended, restated, supplemented or otherwise modified from time to time. If a Person is an individual, there are no Organizational Documents for such Person.

          "OTHER LOAN AGREEMENT" shall mean that certain Fixed Rate Loan Agreement of even date herewith by and among Borrower, as borrower, Gotham, Blackacre Bridge Capital, L.L.C. and Elliott, as lenders, and Bankers Trust Company, as Agent.

          "OTHER  LOANS"  means the  "Loans,"  as defined in the Other Loan
Agreement.

          "PAIRED TRUST" means an Ohio trust created for the benefit of the shareholders of Borrower, which trust holds all of the shares of Manager.

          "PARTICIPANT"   means  any  participant  in  any  obligations  of
Borrower hereunder.

          "PERFORMING LENDERS" shall have the meaning assigned to such term in Section 2.8.2.

          "PERSON" means any individual, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, joint venture, estate, trust, unincorporated association, or other organization, whether or not a legal entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "POLICIES" has the meaning specified in Section 6.1.22(c).

          "PRE-CLOSING  DOCUMENTATION" has the meaning specified in Section
10.3.

          "PRIME LENDING RATE" shall mean the "Prime Rate" reported by The Wall Street Journal (Eastern Edition) from time to time; provided, however, if at any time more than one Prime Rate is reported by The Wall Street Journal, the Prime Lending Rate shall mean the rate which Agent announces from time to time as its prime lending rate, in effect from time to time. The Prime Lending Rate shall change as of the date of each change in the Prime Rate. If, during any period that any portion of the Loans are outstanding, The Wall Street Journal no longer publishes a "Prime Rate", the Prime Lending Rate shall mean the rate which Agent announces from time to time as its prime lending rate, in effect from time to time. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Lenders may make commercial or other loans at rates of interest at, above or below the Prime Lending Rate.

          "PRIOR DEBT DOCUMENTS" means the documents evidencing, governing, securing or otherwise relating to any outstanding Debt of Borrower as of the Closing Date other than the Indebtedness, including Debt pursuant to the Senior Notes, the Line of Credit Facility and the Imperial Credit Facility. The Prior Debt Documents shall include (but shall not be limited to) the instruments listed on Schedule 1.1 hereto.

          "PROPERTIES" means, collectively, the parcels of real property from time to time owned or leased by Borrower and all improvements thereon, together with all rights pertaining to such property and improvements.

          "PRO RATA SHARE" means with respect to each Lender, the percentage obtained by dividing (i) as of any date of determination prior to the termination of the Commitments (a) that Lender's Commitment by (b) the sum of the aggregate Commitments of all Lenders and (ii) as of any date of determination after the termination of the Commitments, (A) the aggregate principal amount of such Lender's outstanding Advances by (B) the sum of the aggregate principal amount of all outstanding Advances.

          "REGISTER" has the meaning specified in Section 2.1.5(a).

          "REIT" means a real estate investment trust as defined in Section 856 of the Internal Revenue Code.

          "REQUIRED LENDERS" shall mean Lenders holding a 66 2/3% or greater share of the outstanding Loans or, if no Loans are outstanding, Lenders holding a 66 2/3% or greater share of the Commitments.

          "SECURITIES AND EXCHANGE COMMISSION" means the United States Securities and Exchange Commission or any successor thereto.

          "SENIOR NOTES" means those certain 8 and 7/8% Senior Notes due 2003 issued by Borrower pursuant to that certain Indenture dated as of October 1, 1993 from Borrower to Society National Bank , as amended, restated, replaced, supplemented or otherwise modified, and as more specifically described on Schedule 1.1 hereto.

          "STANDBY PURCHASE AGREEMENTS" shall mean each of the Standby Stock Purchase Agreements of even date herewith made by and between a Standby Purchaser and Borrower and acknowledged and agreed to by Agent, as the same may be amended or otherwise modified from time to time.

          "STANDBY PURCHASER" means each of Elliott and Gotham.

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, trust or other entity of which at least a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the Board of Directors or Board of Trustees or other individuals performing similar functions of such corporation, partnership, limited liability company, trust or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership, limited liability company, trust or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person and/or one or more Subsidiaries of such Person, and any partnership or limited liability company in which such Person or any such Subsidiary is a general partner or managing member.

          "TAX" means any present or future tax, levy, impost, duty, charge, fee, assessment, imposition, deduction or withholding of any nature and whatever called, by any Governmental Authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

          "WORK" has the meaning specified in Section 3.2.1(d)(i).

     1.2  PRINCIPLES OF CONSTRUCTION
          --------------------------

          All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words Ahereof," Aherein" and Ahereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words and phrases "including," "shall include," "inclusive of" and words and phrases of similar import shall be deemed to be followed by "without limitation" or "but not limited to". Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, as modified herein.


II.  GENERAL TERMS

     2.1  COMMITMENTS; ADVANCES; NOTES; THE REGISTER
          ------------------------------------------

          2.1.1 COMMITMENTS. Subject to and upon the terms and conditions set forth herein, each Lender hereby severally agrees to lend to Borrower from time to time during the period from the Closing Date to and including the Final Commitment Date an aggregate amount not exceeding such Lender's Pro Rata Share of the aggregate amount of the Commitments; provided, however, that notwithstanding anything herein to the contrary, any amount borrowed and repaid hereunder cannot be reborrowed. Borrower agrees that for so long as Advances are available hereunder Borrower will not borrow under the Other Loan Agreement. The original amount of each Lender's Commitment and such Lender's original Pro Rata Share is set forth opposite its name on Schedule 2.1.1 annexed hereto and the aggregate original amount of the Commitments is Forty-five Million Dollars ($45,000,000.00). Borrower shall use the proceeds of all Loans for the purposes identified in Section 2.2.

          Each Lender's Commitment shall expire on the Final Commitment Date and all Advances and all other amounts owed hereunder with respect to the Loans and the Commitments shall be paid in full no later than the Initial Maturity Date (or, if the term of the Loans is extended pursuant to Section 2.6, the Initial Extension Maturity Date or the Final Extension Maturity Date, as the case may be).

          2.1.2 BORROWING MECHANICS. Advances made on any Funding Date shall be in an aggregate minimum amount of Five Million Dollars ($5,000,000.00). Whenever Borrower desires that Lenders make Advances, it shall deliver to Agent a Notice of Borrowing no later than 10:00 A.M. (New York time) at least three Business Days in advance of the proposed Funding Date.

          Each Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount of the Advances requested, (iii) the account to which the Advances shall be wired, and (iv) that no other Funding Date shall have occurred within the 30 days immediately preceding the proposed Funding Date.

          Borrower may give Agent telephonic notice by the required time of any proposed Advances under this Section 2.1.2; provided, however, that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Agent on or before the applicable Funding Date. Neither Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Agent believes in good faith to have been given by a duly authorized officer or other Person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this Section 2.1.2, and upon funding of Advances by Lenders in accordance with this Agreement pursuant to any such telephonic notice Borrower shall have effected Advances hereunder.

          Borrower shall notify Agent (who shall notify Lenders) prior to the funding of any Advances in the event that any of the matters to which Borrower is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Borrower of the proceeds of any Advances shall constitute a re-certification by Borrower, as of the applicable Funding Date, as to the matters to which Borrower is required to certify in the applicable Notice of Borrowing.

          2.1.3 DISBURSEMENT OF FUNDS. All Advances under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make Advances requested hereunder nor shall the Commitment of any Lender be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make Advances requested hereunder. Promptly after receipt by Agent of a Notice of Borrowing pursuant to Section 2.1.2 (or telephonic notice in lieu thereof), Agent shall notify each Lender of the proposed Advances. Provided that Lenders have received at least one (1) Business Day notice of the requested Advance, each Lender shall make its Pro Rata Share of the aggregate amount of the Advances requested in such Notice of Borrowing or telephonic notice, as the case may be, available to Agent, in same day funds, at the office of Agent located at 130 Liberty Street, New York, New York, not later than 12:00 Noon (New York time) on the applicable Funding Date. Upon satisfaction of the conditions precedent specified in Section 4.1 and 4.2 (in the case of Advances made on the Closing Date) and Section 4.2 (in the case of all Advances), Agent shall make the proceeds of such Advances available to Borrower on the applicable Funding Date by causing an amount of same day funds equal to the proceeds of all such Advances received by Agent from Lenders to be transferred to the account designated in the Notice of Borrowing or telephonic notice, as the case may be.

          2.1.4 NOTES. The Commitments and Loans shall be evidenced by the Notes of Borrower, each in the original principal amount of the respective Loan and having an initial maturity date of Initial Maturity Date. The Notes shall bear interest as provided in Section 2.4 and shall be subject to repayment and prepayment as provided in Section 2.3. The Notes shall be entitled to the benefits of this Agreement.

          2.1.5 THE REGISTER.
                ------------

               (a) Agent shall maintain, at its address referred to in this Agreement, a register for the recordation of the names and addresses of Lenders and the Commitment and Advances of each Lender from time to time (the "REGISTER"). For all purposes of this Agreement, Borrower, Agent and Lenders may treat as a Lender hereunder each Person whose name is recorded in the Register as a Lender hereunder. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice

               (b) Agent shall record in the Register the Commitment and the Advances from time to time of each Lender, and each repayment or prepayment in respect of the principal amount of the Advances of each Lender. Any such recordation shall be prima facie evidence of such matters as against Borrower and each Lender, absent manifest error; provided, however, that failure to make any such recordation, or any error in such recordation, shall not affect Borrower's obligations in respect of the applicable Loans.

               (c) Each Lender shall record on its internal records (including the Notes described in Section 2.1.4) the amount of each Advance made by it and each payment in respect thereof. Any such recordation shall be prima facie evidence of such matters as against Borrower absent manifest error; provided, however, that failure to make any such recordation, or any error in such recordation, shall not affect Borrower's obligations in respect of the applicable Loans.

     2.2  USE OF PROCEEDS.
         ---------------

          Borrower shall use the proceeds of the Loans only for the purposes of repurchasing outstanding Senior Notes and the payment of actual out-of-pocket costs incurred by Borrower in connection therewith, and for no other purpose.

     2.3  LOAN REPAYMENTS AND PREPAYMENTS.
          ------------------------------

          2.3.1. REPAYMENTS. Subject to Section 2.6 hereof, Borrower shall repay the then outstanding principal amount of the Loans in full on the Initial Maturity Date, together with interest thereon through (and including) the last day of the final Interest Period.

          2.3.2 MANDATORY PREPAYMENTS OF THE LOANS. Subject to the terms and provisions of the Intercreditor Agreement, the Loans and the Other Loans are subject to mandatory partial or full prepayment (together with interest on the amount prepaid), on a pro-rata basis, with one hundred percent (100%) of all Capital Event Proceeds within two (2) Business Days after the date Borrower receives such Capital Event Proceeds; provided that Loss Proceeds shall be applied to such mandatory prepayment only to the extent such Loss Proceeds are not applied to rebuild or restore Properties that were the subject of the Casualty or Condemnation with respect to which such Loss Proceeds were received. However, to the extent such Loss Proceeds become available for prepayment during the Lock-Out Period (defined below), such prepayment shall be made immediately following the Lock-Out Period.

          2.3.3 VOLUNTARY PREPAYMENTS OF THE LOANS. Subject to the terms and provisions of the Intercreditor Agreement, Borrower may, at any time, upon not less than two (2) days' prior written notice to Agent, prepay the Loans, in whole or in part, together with interest on the outstanding principal amount of the Loans being prepaid to (and including) the day in which the prepayment occurs, such amount of interest and principal to be applied to the Loans pro rata in accordance with the respective outstanding principal balances of the Loans; provided, however, that any Loan which is prepaid (including with the proceeds of the Offering) within ninety (90) days (the "LOCK-OUT PERIOD") of being advanced shall be accompanied by a prepayment premium of (i) if the prepayment occurs on or before thirty (30) days after being advanced, three percent (3%) of the amount prepaid; (ii) if the prepayment occurs on or after thirty-one (31) days to and including sixty (60) days of being advanced, two percent (2%) of the amount prepaid; and (iii) if the prepayment occurs on or after sixty-one (61) days to and including ninety (90) days of being advanced, one percent (1%) of the amount prepaid. Each notice of prepayment of the Loans shall be irrevocable and shall specify (i) the prepayment date and (ii) the amount of prepayment.

          2.3.4 NOT A REVOLVER. This Agreement does not provide for revolving loans. Accordingly, amounts repaid or prepaid may not be reborrowed.

     2.4  INTEREST.
          --------

          2.4.1 GENERALLY. The outstanding principal amount of the Loans shall bear interest at a rate per annum equal to the Interest Rate.

          2.4.2 INTEREST PAYMENTS. Subject to the provisions of Section 2.4.3, interest on the outstanding principal balance of the Loans shall be payable (a) for any Interest Period other than the final Interest Period, on the Interest Payment Date for such Interest Period, (b) upon any prepayment of the Loans (to the extent accrued on the amount being prepaid), in accordance with Section 2.3, and (c) for the final Interest Period, on the Initial Maturity Date (or, if the term of the Loans is extended pursuant to Section 2.6, the Initial Extension Maturity Date or Final Extension Maturity Date, as applicable).

          2.4.3 DEFAULT RATE; POST-MATURITY INTEREST. If Borrower shall default in the payment of principal of or interest on the Loans, or any fees or other amounts owed by Borrower under this Agreement or any other Loan Documents shall not be paid when due, then the outstanding principal amount of the Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable under this Agreement or any other Loan Document shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or any other now existing or future applicable bankruptcy, insolvency or other similar laws) payable upon demand at the Default Rate. Payment or acceptance of the increased rates provided for in this subsection is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lenders.

     2.5  PAYMENTS; COMPUTATIONS.
          ----------------------

          2.5.1 MAKING OF PAYMENTS. Each payment by Borrower hereunder or under the Notes shall be made to Agent by deposit to such account as Agent may have last designated by written notice to Borrower. Payments received after 2:00 p.m., New York City time, shall be deemed to have been received on the next Business Day. Whenever any payment hereunder or under the Notes shall be stated to be due on a day that is not a Business Day and an alternative payment date is not otherwise provided for, such payment shall be made on the next Business Day, with interest thereon to the date of payment. Immediately after receipt of payment, Agent will distribute to each Lender its Pro Rata Share of each such payment received by Agent for the account of Lenders.

          2.5.2 COMPUTATION OF INTEREST. Interest on the Loans shall be computed on the basis of a 360-day year, based on the actual number of days expired in any given Interest Period. In computing interest on the Loans, the first day of an Interest Period and the last day of such Interest Period shall be included.

          2.5.3 CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, in any case occurring or arising after the date hereof, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, the Loans or other obligations hereunder to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five (5) Business Days after receipt by Borrower from Agent on behalf of such Lender of the statement referred to in the next sentence, Borrower shall pay to Agent on behalf of such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Agent on behalf of such Lender shall deliver to Borrower a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     2.6  EXTENSION OF LOAN TERM.
          ----------------------

          2.6.1 EXTENSION OPTION. Subject to the satisfaction of each of the conditions set forth in Section 2.6.2:

               (a) Borrower shall have the option (the "INITIAL EXTENSION OPTION"), exercisable by notice (the "INITIAL EXTENSION NOTICE") to Agent given at least ten (10) Business Days prior to the Initial Maturity Date, time being of the essence, to extend the maturity of the Loans until the date three (3) months following the Initial Maturity Date (the AINITIAL EXTENSION MATURITY DATE").

               (b) If Borrower shall have exercised the Initial Extension Option, then Borrower shall have the option (the "FINAL EXTENSION OPTION"), exercisable by notice (the "FINAL EXTENSION NOTICE") to Agent given at least ten (10) Business Days prior to the Initial Extension Maturity Date, time being of the essence, to extend the maturity of the Loans until the date three (3) months following the Initial Extension Maturity Date (the "FINAL EXTENSION MATURITY DATE").

          2.6.2 CONDITIONS TO EXTEND. Borrower's right to extend the term of the Loan shall be conditioned upon the satisfaction of the following conditions precedent as of the date on which the Initial Extension Notice or Final Extension Notice, as applicable, is provided to Agent, and as of the Initial Maturity Date or the Initial Extension Maturity Date, as applicable:

          (a) no monetary Default, material non-monetary Default or Event of Default shall have occurred and be continuing (and any extension shall not be deemed a waiver of a Default of any type); and

          (b) Borrower shall pay to Agent (to be distributed pro rata among Lenders in accordance with the outstanding principal balances of the Loans) on each of the dates on which the Initial Extension Notice and Final Extension Notice, as applicable, is provided to Agent a non-refundable extension fee of $225,000 (each, an "EXTENSION FEE").

     2.7  COMMITMENT AND OTHER FEES.
          -------------------------

          Borrower agrees to pay to each Lender on the Closing Date a non-refundable commitment fee (each a "COMMITMENT FEE" and collectively the "COMMITMENT FEES") in an amount equal to one and one-half percent (1.5%) of the principal amount of the Commitment made by such Lender to Borrower pursuant to this Agreement. Pursuant to a separate agreement with Borrower, upon the Closing Date Borrower is paying Agent a non-refundable Agent's fee.

     2.8  AGENT RELIANCE; DEFAULTING LENDERS.
          ----------------------------------

          2.8.1 AGENT RELIANCE. Unless Agent shall have been notified in writing by any Lender prior to the date of an Advance that such Lender does not intend to make available to Agent such Lender's pro rata share of the Advance to be made on such date, Agent may assume that such Lender has made such amount available to Agent on such date, and Agent may make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to Agent by such Lender on the date of such Advance, Agent shall have no obligation to make such corresponding amount available to the Borrower. If Agent has made such funds available to Borrower and such Lender does not pay such corresponding amount upon Agent's demand therefor, Agent may at any time thereafter so notify Borrower and Borrower shall immediately upon Agent's demand therefor pay to Agent such corresponding amount together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the Interest Rate.

          2.8.2 DEFAULTING LENDERS. To the extent that a Lender fails to make any Advance when required hereunder and one or more of the other Lenders ("Performing Lenders") makes such Advance in such amounts as they may agree upon (although none of Lenders or Agent shall have any obligation to make any such Advance), then, without otherwise limiting any rights and remedies in such situation, Defaulting Lender shall pay to Lenders which performed Defaulting Lender's obligations (x) interest on such amount at a rate equal to such Performing Lender's cost of funds for the related Loan which Performing Lenders made to Borrower as a result of such Defaulting Lender's failure to effect the related Advance and (y) a pro-rata portion of the fees paid to Defaulting Lender by Borrower as set forth in Section 2.7, with such pro-rata portion to be calculated by amortizing such fees on a straight-line basis (over the then scheduled term of the Loan) and allocating to Performing Lenders, with respect to the period they performed on behalf of the Defaulting Lender, the fees allocable to the amount so advanced by Performing Lenders on behalf of Defaulting Lender. Such interest shall accrue and be payable from the date the Performing Lender(s) made a loan to Borrower on behalf of the Defaulting Lender(s) until such payment is made by the Defaulting Lender(s) to the Performing Lender(s). If Defaulting Lender makes the payment which it theretofore failed to make and pays Performing Lender the interest and fees described in this Section, then Defaulting Lender shall be deemed to have made the Advance when the same was originally due.

          2.8.3 SUBORDINATION OF DEFAULTING LENDERS. If a Lender fails, when required hereunder, to make any Advance or fails to pay any sum payable to Agent hereunder and such default continues for five (5) days after written notice by Agent to such Lender, then such Lender's (the "Defaulting Lender") share in the Loans and the Loan Documents and proceeds thereof shall be immediately subordinated to the other Lenders' and Agent's share therein and proceeds thereof, and such Defaulting Lender's Commitment and Loans shall be voted by Agent, all without necessity for executing any further documents. Upon such failure, in addition to Agent's other legal and equitable rights and remedies, Agent shall withhold and apply any and all amounts payable to such Defaulting Lender under the Loan Documents in such order of priority as Agent shall determine in its sole discretion to:
(i) purchase for the Defaulting Lender its share of any Loan or pay any sum payable hereunder that Defaulting Lender was obligated but failed to pay pursuant to this Agreement; and/or (ii) reimburse Performing Lenders and/or Agent for any other sums, costs, expenses or disbursements payable by Defaulting Lender hereunder. Upon actual payment by Defaulting Lender of its late Commitment percentage of the Loans and any other sums then payable by Defaulting Lender under the Loan Documents, its share in the Loans and in the Loan Documents and proceeds thereof and its Commitment and Loan thereupon shall immediately be restored to equal priority with that of the other Lenders, but these provisions shall not effect a rescission of any exercise by Agent of any vote of Defaulting Lender's Commitment and Loans.

     2.9  LENDING INSTALLATIONS.

          Each Lender may book Loans at one or more Lending Installations selected by it from time to time, and may change its Lending Installations from time to time, but no such selection or change shall affect the liability of the Lender making any such selection or change. All terms of this Agreement and of the other Loan Documents shall apply to any such Lending Installation as if it were a Lender hereunder, and, if a Lender so selects Lending Installation(s), this Agreement shall be deemed held by such Lender for the benefit of its selected Lending Installation(s).

     2.10 WITHHOLDING.

          All payments by Borrower shall be paid in full without setoff or counterclaim and without reduction for and free from any and all Taxes; provided, however, that in the event Borrower shall be required by law to deduct or  withhold  Taxes from  interest,  fees or other  amounts  payable hereunder or under any of the other Loan Documents, Borrower shall be entitled to do so without being in Default hereunder provided that Borrower, together with such payment, shall provide a statement to Agent and Lenders setting forth the amount of Taxes deducted or withheld, the applicable rate, an official receipt or other evidence of payment satisfactory to the applicable Lender and any other information or documentation which may reasonably be requested for the purpose of assisting the Person(s) from whom Taxes were deducted or withheld to obtain any allowable credits or deductions for the Taxes so deducted or withheld in each jurisdiction in which said Person(s) are subject to tax. Notwithstanding the foregoing, however, Borrower shall not deduct or withhold Taxes from amounts payable to or for the benefit of a Person entitled to payments hereunder whose percentage interest in the obligations of Borrower has been disclosed to Borrower (either in writing or by a document to which such Person, any Lender or Borrower is a signatory) (or, in the event that any Taxes are required by law to be deducted or withheld from payments hereunder to any such Person, Borrower shall pay to such Person such additional amount as is necessary to ensure that the net amount actually received by such Person will equal the full amount such Person would have received had no such deduction or withholding been required),
(i) if such Person is created or organized under the laws of the United States or any state thereof or (ii) to the extent that Borrower would be permitted to make such payments to such Person free of such deductions or withholdings as of the Closing Date or the date such Person otherwise acquires an interest in the obligations of Borrower hereunder; provided that if at the date a Person becomes a party hereto the applicable transferor  or assignor  was  entitled  to  additional  amounts  under this
Section 2.10, then to such extent the assignee or transferee shall also be entitled to additional amounts hereunder. A Lender organized in a jurisdiction other than the United States or a political subdivision thereof shall not be entitled to receive additional amounts under this
Section 2.10 to the extent that a withholding tax is imposed due to a failure to comply with the provisions of Section 9.27(f) hereof. The percentage interest in the obligations of Borrower hereunder of each such Person shall equal the percentage participation in such obligations of such Person as so disclosed to Borrower from time to time. Borrower shall also pay any present or future stamp or documentary taxes or any other Taxes imposed on Agent or any Lender that arise from any payment hereunder or from the execution, delivery or registration of or otherwise with respect to this Agreement.

     2.11 SHARING OF PAYMENTS, ETC.

          If any Lender shall obtain any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of any obligation of Borrower hereunder in respect of the Loans or in respect of any other obligations of Borrower under any of the Loan Documents (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share of payments or reductions on account of the Loans or such other obligations obtained by all Lenders, such Lender shall forthwith (i) notify each of the other Lenders and Agent of such receipt, and (ii) purchase from the other Lenders, without recourse, such participations in the affected obligations owned by the selling Lenders as shall be necessary to cause such purchasing Lenders to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lenders, or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this
Section 2.11 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

     2.12 PRO RATA TREATMENT.

          Subject to the provisions of Sections 2.8.2 and 2.8.3, each borrowing by Borrower from Lenders and each payment (including each prepayment) by Borrower on account of principal and/or interest in respect of the Loans shall be made concurrently and pro rata as among all Lenders all in accordance with their Pro Rata Shares appropriately adjusted in the case of any Lender who shall have failed to fund its Pro Rata Share of the Loans.

  III.  SPECIAL  PROVISIONS.

     3.1 LOSS PROCEEDS ACCOUNT. Borrower shall cause all Casualty Insurance Proceeds or Condemnation Proceeds to be paid directly to an account designated by Agent for such purpose and under the sole dominion and control of Agent for the purposes of receiving and disbursing Loss Proceeds (the "LOSS PROCEEDS ACCOUNT"), on behalf of Lenders. If any Loss Proceeds are received by Borrower, the same shall be received in trust for Lenders, shall be segregated from other funds of Borrower, and shall be paid directly to the Loss Proceeds Account to be applied or disbursed in accordance with this Agreement. Borrower hereby authorizes and directs any affected insurance company to make payment of Loss Proceeds directly to the Loss Proceeds Account and Borrower agrees to execute such additional instruments as any such affected insurance company may request as a condition to making such payment of Loss Proceeds.

     3.2  CASUALTY AND CONDEMNATION.

          3.2.1 CASUALTY, CONDEMNATION AND APPLICATION OF PROCEEDS.

               (a) Borrower shall give prompt written notice to Agent of any Casualty at or Condemnation of the Properties or any part thereof and shall deliver to Agent copies of any and all papers served in connection with such proceedings. All Casualty Insurance Proceeds and all Condemnation Proceeds shall be applied and disbursed in accordance with the provisions of this Section and Section 2.3.2, as the case may be.

               (b) Upon the occurrence of any Casualty at or Condemnation of the Properties or any part thereof, all Loss Proceeds shall only be applied to the Indebtedness or toward the restoration of such Property, as shall be determined by Borrower in its sole and absolute discretion; provided, however, that (i) if an Event of Default shall be continuing at the time of any Casualty or Condemnation, all Loss Proceeds shall only be applied to the Indebtedness, in accordance with
     Section 2.3.2; but (ii) if such Casualty or Condemnation occurs at a Property which is encumbered by a Lien, the Loss Proceeds shall be applied in accordance with such Lien documents.

               (c) Upon the occurrence of any Casualty at or Condemnation of the Properties or any part thereof during the existence of an Event of Default, Agent alone shall have the right, in its sole and absolute discretion, to settle, adjust or compromise any claim (i) under any policy of insurance or (ii) in connection with a Condemnation. In all other cases, Borrower may settle, adjust or compromise any such claim which is less than $500,000.00, and with respect to any such claim in excess of $500,000.00, Agent and the Borrower shall consult and cooperate with each other and each shall be entitled to participate in all meetings and negotiations with respect to the settlement of such claim. Any adjustment or settlement by the Borrower of any claim which is in excess of $500,000.00 shall be subject to prior Lender Approval, which approval shall not be unreasonably withheld or delayed; provided that if such Casualty/Condemnation occurs at a Property which is encumbered by a Lien, the any settlement, adjustment or compromise shall be decided in accordance with such Lien documents.

               (d) In the event that Loss  Proceeds from any Casualty at or
     Condemnation  of a  Property  or  any  part  thereof  are  to be  made available to Borrower for restoration and the reasonably anticipated cost of the restoration is $2,000,000 or more, the following provisions shall apply:

                    (i) Borrower shall, no later than upon receipt of the Loss Proceeds, commence diligently to restore the applicable Property substantially to its value, character and utility immediately prior to such Casualty or Condemnation (it being understood that Borrower's commencement of such restoration prior to receipt of Insurance Proceeds shall not in any way affect Lender's right, if any, to apply Insurance Proceeds to the Loans pursuant to and in accordance with the terms of this Agreement), in which event Borrower shall comply with the following conditions in connection with the performance of all of such restoration (hereinafter "Work"):

                         (A) no Work  shall be  undertaken  until  Borrower
               shall have provided Agent with evidence reasonably satisfactory to Agent that the amounts deposited in the Loss Proceeds Account will be sufficient to cover the entire cost of such Work;

                         (B) no Work  shall be  undertaken  until  Borrower
               shall have procured and paid for, so far as the same may be required from time to time, all permits and consents of all Governmental Authorities having jurisdiction;

                         (C) any Work that is  structural  in nature,  that
               involves mechanical, electrical, fire safety, HVAC or other building systems or the performance of which in the reasonable judgment of Agent otherwise requires the services of a licensed architect, engineer and/or other professional in accordance with safe and sound construction practices, shall be performed in accordance with plans, specifications, reports and/or drawings prepared by Borrower's architect, engineer and/or other professional and approved by Agent (such approval not to be unreasonably withheld or delayed) and promptly following its receipt of same, Borrower shall deliver to Agent copies of all plans, specifications, reports and/or drawings relating to any such Work for its review and approval (such approval not to be unreasonably withheld or delayed);

                         (D) all Work shall be performed in accordance with
               cost estimates approved by Agent as provided below and promptly following its receipt of same, Borrower shall deliver to Agent copies of all cost estimates relating to any such Work for Agent's review and approval (such approval not to be unreasonably withheld or delayed);

                         (E) any Work that is  structural in nature or that
               involves mechanical, electrical, fire safety, HVAC or other building systems or the performance of which in the reasonable judgment of Agent otherwise requires the services of a licensed architect, engineer and/or other professional in accordance with safe and sound construction practices, shall be performed under the supervision of a licensed architect, engineer and/or other professional reasonably approved by Agent;

                         (F) all Work  shall be  prosecuted  diligently  to
               completion in a good and workmanlike manner and in compliance with all applicable permits and authorizations and with all other applicable Legal Requirements;

                         (G) all Work shall be completed  free and clear of
               all liens, encumbrances, chattel mortgages, conditional bills of sale and other charges, and substantially in accordance with the plans and specifications therefor;

                         (H) during the  performance of any Work,  Borrower
               shall procure and maintain, or cause to be procured and maintained, (x) "All-Risk" builder's risk property insurance, with vandalism and malicious mischief endorsements, completed value form, covering all physical loss (including any loss of or damage to supplies, machinery and equipment) in connection with the performance of such Work and (y) statutory workers' compensation and employers' liability coverage, if applicable to Borrower; and

                         (I) Borrower shall reimburse Agent and Lenders for
               all reasonable fees and expenses incurred by Agent or Lenders in connection with their review of any Work.

                    (ii) All Loss Proceeds (in excess of $2,000,000 with respect to any Casualty or Condemnation) shall be deposited in the Loss Proceeds Account in accordance with the terms of this Agreement. Agent shall disburse such proceeds (together with any additional sums deposited) to or for the account of the Borrower from time to time to pay the costs and expenses associated with the restoration of the Properties, as set forth below:

                         (A) Each request for payment  shall be made on ten
               (10) Business Days' prior notice to Agent and, if an architect, engineer or other professional was retained to supervise the restoration, shall be accompanied by a certificate to be made by such supervising architect, engineer and/or other professional stating that the sum requested is required to reimburse Borrower for payments by Borrower to, or is due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials);

                         (B) Each request shall be  accompanied  by waivers
               of liens satisfactory to Agent covering that part of the Work for which reimbursement is being requested or for which payment was previously requested; and

                         (C) Each request shall be  accompanied by evidence
               reasonably satisfactory to Lender that the amounts deposited in the Loss Proceeds Account will be sufficient to cover the remaining cost of such Work.

               (e) Notwithstanding anything to the contrary contained in this Agreement, during the continuance of an Event of Default, Lenders shall have the absolute right to apply at any time all or any part of the Loss Proceeds then held by or on behalf of Lenders to the prepayment of the Indebtedness.

          3.2.2 CONFLICTS WITH MORTGAGE FINANCING. If any term or provision of Section 3.2.1 shall conflict with the terms of any mortgage financing applicable to a Property as to which a Casualty or Condemnation has occurred, then the terms and provisions of such Prior Debt Documents shall take precedence over Sections 2.3.2 and 3.2.1 hereof.

  IV.  CONDITIONS  PRECEDENT

  4.1INTENTIONALLY  OMITTED.

     4.2  CONDITIONS PRECEDENT TO ALL ADVANCES.

          The obligations of Lenders to make Advances on each Funding Date are subject to the satisfaction by Borrower of the following conditions precedent no later than such Funding Date:

          4.2.1 NOTICE OF BORROWING; OTHER DOCUMENTATION. Agent shall have received before such Funding Date, in accordance with the provisions of
Section 2.1.2, an (i) original executed Notice of Borrowing, in each case signed by an authorized officer of Borrower, and (ii) such other documents, agreements, certificates or instruments as Agent deems appropriate or necessary.

  4.2.2  OTHER CONDITIONS. As of such Funding Date:

               (a) the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of such Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date (including references to "the Closing Date" or "the date hereof"), in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

               (b) Borrower and each Standby Purchaser shall have performed in all material respects all agreements and satisfied all conditions which this Agreement or any other Loan Document provides shall be performed or satisfied by it on or before such Funding Date;

               (c) no Material Adverse Effect (in the sole opinion of Agent) shall have occurred;

               (d) no order, judgment or decree of any arbitrator or Governmental Authority shall purport to enjoin or restrain any Lender from making the Advances to be made by it on that Funding Date; and

               (e) no event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute a Default or Event of Default.

 V. REPRESENTATIONS AND WARRANTIES

 5.1 BORROWER REPRESENTATIONS.

          Borrower represents and warrants (which representations and warranties shall survive Borrower's delivery of the Notes and the making and repayment of the Loans) that the following statements are true, correct and complete as of the Closing Date and on each Funding Date:

          5.1.1 ORGANIZATION; EXISTENCE. Borrower has been duly organized and is validly existing and in good standing as a business trust under the laws of the State of Ohio, with requisite trust power and authority to own or hold under lease its Properties and to transact the businesses in which it now engaged, and to execute and deliver the Loan Documents to which it is a party, and is qualified and self-administered as a REIT under Sections 856 through 860 of the Internal Revenue Code. Borrower is duly qualified to do business in each jurisdiction where it is required to be so qualified in connection with its Properties, businesses and operations where the failure so to qualify would have a material adverse effect on Borrower. Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its Properties and to transact the businesses in which it is now engaged. Borrower's Organizational Documents have been duly executed, delivered and, to the extent required by applicable law, filed, and are in full force and effect in accordance with their respective terms and have not been modified or amended.

          5.1.2 PROCEEDINGS. Borrower has taken all necessary corporate, trust, partnership or limited liability company action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and the performance of all transactions contemplated thereby, including the Offering. This Agreement and such other Loan Documents to which Borrower is a party have been duly executed and delivered by or on behalf of Borrower.

          5.1.3 NO CONFLICTS. The execution, delivery and performance by Borrower of the Loan Documents to which it is a party, and the performance of all transactions contemplated thereby, including the Offering, will not conflict with or violate any provisions of its Organizational Documents or conflict with or result in a breach of any of the terms or provisions of, or constitute a Default under, or result in the creation or imposition of any Lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the Properties pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which the Properties are subject, nor will such action result in any material violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower (or any of its Affiliates), or over any of Borrower's Properties (including without limitation Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body or any other Person required for the execution, delivery and performance by Borrower of the Loan Documents to which it is a party has been obtained and is in full force and effect and no term of condition thereof has been amended or modified.

          5.1.4 LITIGATION. Except as set forth on Schedule 5.1.4, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to Borrower's knowledge, threatened against or affecting Borrower where such actions, suits or proceedings, if determined against Borrower, could, individually or collectively, reasonably be expected to have a Material Adverse Effect. There are no proceedings pending or, to Borrower's knowledge, threatened against Borrower which call into question the validity or enforceability of any of the Loan Documents.

          5.1.5 AGREEMENTS. Borrower is not a party to any agreement or instrument or subject to any restriction which does or could reasonably be expected to result in a Material Adverse Effect.

          5.1.6 NO BANKRUPTCY FILING. Borrower has not filed and Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

          5.1.7 FULL AND ACCURATE DISCLOSURE. No statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not materially misleading.

          5.1.8 TAX AND REIT STATUS. Borrower has timely filed all tax returns that are required to be filed with any Government Entity and has timely paid all Taxes due pursuant to the tax returns or any assessment received by it or otherwise required to be paid, except Taxes being contested in good faith by appropriate proceedings and for which adequate reserves or other provisions are maintained in accordance with GAAP.
Borrower has (i) elected to be taxed as a REIT effective for each of the taxable years ending on or after December 31, 1961, (ii) has not revoked such election, (iii) qualified for taxation as a REIT for each such taxable year and is in a position to so qualify for its current taxable year, (iv) operates in a manner so as to qualify as a REIT, and (v) has not sold or otherwise disposed of any assets which could give rise to a material amount of Tax pursuant to any election made by Borrower under Notice 88-19, 1988-1 CB 486 and does not expect to effect any such sale or other disposition.

          5.1.9. USE OF PROCEEDS. Borrower's use of the proceeds of the Loans is solely for the purposes described in Section 2.2.

          5.1.10 FINANCIAL INFORMATION. Borrower has furnished Lenders with true, correct and complete copies of (a) the combined annual financial statements for Borrower and Manager for the most recent fiscal year of Borrower, including the combined balance sheet of Borrower and Manager and as of the end of such fiscal year and combined statements of income and changes in cash for Borrower and Manager and a statement of shareholder's equity, prepared on a consistent basis in accordance with GAAP (except as specifically disclosed therein) and in the form included with Borrower's Form 10-K as filed with the Securities and Exchange Commission for such fiscal year, certified without qualification by Borrower's CPAs; (b) the combined quarterly financial statements for Borrower and Manager for each fiscal quarter elapsed since the expiration of Borrower's most recent fiscal year, including a combined balance sheet and combined statements of income and change in cash of Borrower and the Manager prepared on a consistent basis with the prior fiscal year's financial statements in accordance with GAAP (except as specifically disclosed therein), and in the form included with Borrower's Form 10-Q, as filed with the Securities and Exchange Commission for any such fiscal quarter; and (c) a certificate of the chief financial officer, principal accounting officer or chief executive officer of Borrower, stating that to his best knowledge after due inquiry the foregoing statements present fairly in all material respects the combined financial position of Borrower and Manager and the results of their combined operations, subject, solely with respect to the materials described in clause (b), to routine year-end audit adjustments. No changes have occurred in the assets, liabilities or financial condition of Borrower or Manager from those reflected in the most recent balance sheets referred to above in this Section which, individually or in the aggregate, have been materially adverse. Since the date of such most recent balance sheet, there has been no material and adverse development in the business or in the operations or prospects of Borrower or Manager.

          5.1.11 NO DEFAULT.

               (a) No event has occurred and is continuing, and no condition exists, which constitutes a Default or Event of Default.

               (b) No Default by Borrower or any Standby Purchaser and no accrued right of rescission, cancellation or termination on the part of Borrower or any Standby Purchaser exists under this Agreement or any of the other Loan Documents.

          5.1.12 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loans will be used for the purpose of purchasing or acquiring any "MARGIN STOCK" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

          5.1.13 ENFORCEABILITY. The Loan Documents constitute legal, valid and binding obligations of Borrower and Standby Purchasers party thereto, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and are not subject to any right of rescission, set-off, counterclaim or defense by Borrower or any Standby Purchaser, including the defense of usury, and neither Borrower nor any Standby Purchaser has asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

          5.1.14 INCORPORATION OF REPRESENTATIONS AND WARRANTIES. In addition to the foregoing representations and S warranties, each of the representations and warranties set forth in Section 6 of the Line of Credit Facility and any related definitions, as in effect on the date hereof, are hereby incorporated herein by reference and shall apply, mutatis mutandis, to this Agreement.

VI. AFFIRMATIVE  COVENANTS.

     6.1  BORROWER COVENANTS.

          From the date hereof and until the indefeasible payment and performance in full of all Indebtedness of Borrower, Borrower hereby covenants and agrees with Lenders that:

          6.1.1 SEC FILINGS AND PRESS RELEASES. Borrower shall provide to Agent copies promptly after their filing or, if not filed, after they become available, of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Borrower to its security holders, (b) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Borrower with the New York Stock Exchange, Inc., any other securities exchange or with the Securities and Exchange Commission or any Governmental Authority or private regulatory authority, and (c) all press releases and other statements made available generally by Borrower or any of its Affiliates to the public or to the securityholders of the Borrower;

          6.1.2 BUSINESS AND OPERATIONS. Borrower will continue to engage in the businesses presently conducted by it (i.e., acquisition, disposition and ownership of real property); provided that Borrower may cease conducting any business presently conducted by it, with prior written Lender Approval (such Lender Approval not to be unreasonably withheld). Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction necessary for the conduct of its business.

          6.1.3 COSTS OF ENFORCEMENT. In the event of the Bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or an assignment by Borrower for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use Taxes.

          6.1.4 ESTOPPEL STATEMENT. Borrower, within ten (10) days after request from Agent, shall furnish to Agent a statement, duly acknowledged and certified to Lenders and to any other Person designated by Agent, setting forth (a) the amount then owing by Borrower in respect of the Indebtedness, (b) the date through which interest on the Loans has been paid, (c) the nonexistence of any offsets, counterclaims, credits or defenses to the payment of Borrower's obligations under the Loan Documents, and (d) whether any written notice of default from Lenders or Agent to Borrower is then outstanding, and acknowledging that this Agreement and the other Loan Documents have not been modified or, if modified, giving the particulars of such modification.

          6.1.5 LOAN PROCEEDS. Borrower shall use the proceeds of the Loans only for the purposes set forth in Section 2.2.

          6.1.6 NAME; PRINCIPAL PLACE OF BUSINESS. Borrower shall provide to Agent (a) notification of any change in Borrower's name, identity or corporate, partnership, limited liability company or trust structure within 30 days of such change and (b) 30 days' prior written notice of any change in Borrower's executive office or principal place of business.

          6.1.7 BOARD OF TRUSTEES. Borrower shall provide to Agent, with reasonable promptness, written notice of any change in the Board of Trustees of Borrower.

          6.1.8 OFFERING. Borrower shall obtain Lender Approval of the registration statement for the Offering, file the approved registration statement for the Offering and use its best efforts to consummate the Offering, all in accordance with Article XI.

          6.1.9 INCORPORATION OF AFFIRMATIVE COVENANTS. In addition to the foregoing affirmative covenants, each of the affirmative covenants set forth in Section 7 of the Line of Credit Facility and any related definitions, as in effect on the date hereof, are hereby incorporated herein by reference as if set forth herein in full and shall apply, mutatis mutandis, to this Agreement; provided, however, that the following affirmative covenants of the Line of Credit Facility are not so incorporated: 7.3, 7.4, 7.16(f) and 7.16(g), 7.17, 7.18 and 7.19.

VII. NEGATIVE COVENANTS.

     7.1  BORROWER NEGATIVE COVENANTS.

          From the date hereof until payment and performance in full of all Indebtedness of Borrower, Borrower covenants and agrees with Lenders that it will not do, directly or indirectly, any of the following:

          7.1.1 DEBT. Without prior Lender Approval and except for Debt existing on the date hereof and reflected in the financial information furnished to Lenders, Borrower shall not create, incur or assume any Debt exceeding in the aggregate Five Million Dollars ($5,000,000.00) other than
(a) the Indebtedness; (b) draws under the existing Line of Credit Facility or the Imperial Credit Facility; and (c) non-recourse mortgage Debt for the purpose of financing an acquisition of a Property or refinancing any Property (provided that in the event of a refinancing such Debt may only encumber the Property being refinanced and in the event of an acquisition such Debt may only encumber the asset being acquired); provided that the net proceeds of any such financing or refinancing shall be used to prepay the Indebtedness pursuant to Section 2.3.2 above.

          7.1.2 CORPORATE STRUCTURE. Without prior written Lender Approval (such Lender Approval not to be unreasonably withheld), Borrower shall not, and shall not permit any of its Subsidiaries or Affiliates to: (i) except as provided in Article XI, alter the corporate, capital or legal structure of Borrower or any of its Subsidiaries or Affiliates (including by the issuance or distribution of a new or special class of securities), (ii) incorporate or otherwise organize any Subsidiaries, (iii) make or permit any transfer, or acquire by purchase or otherwise, directly or indirectly, all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person, or (iv) engage in any transaction or take any action that would cause Borrower or Paired Trust to cease to qualify as a "stapled entity" entitled to an exemption from the requirements of Section 269B of the Internal Revenue Code.

          7.1.3 INCORPORATION OF NEGATIVE COVENANTS. In addition to the foregoing negative covenants, each of the negative covenants set forth in
Section 8 of the Line of Credit Facility and any related definitions, as in effect on the date hereof, are hereby incorporated herein by reference as if set forth herein in full and shall apply, mutatis mutandis, to this Agreement.

VIII.  DEFAULTS.

     8.1  EVENT OF DEFAULT.

               (a) In case of the occurrence of any of the following events (each of which is herein sometimes called an "EVENT OF DEFAULT"):

                    (i) if Borrower fails to make any payment of principal of, or interest on, the Loans on the date on which such payment was due hereunder;

                    (ii) if Borrower fails to pay the Indebtedness in full on the Initial Maturity Date (or, if the term of the Loan is extended pursuant to Section 2.6, the Initial Extension Maturity Date or the Final Extension Maturity Date, as the case may be);

                    (iii) if Borrower or Standby Purchaser fails to pay any other amount payable by Borrower or Standby Purchaser pursuant to this Agreement or any other Loan Document when due and such failure continues for five (5) Business Days after Lender delivers written notice thereof to Borrower;

                    (iv) if any representation or warranty made by Borrower or any Standby Purchaser herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by Borrower or any Standby Purchaser in connection with this Agreement or any other Loan Document, shall be inaccurate or misleading in any material respect as of the date such representation or warranty was made or deemed made;

                    (v) if Borrower or any Standby Purchaser shall make an assignment for the benefit of creditors;

                    (vi) if a receiver, liquidator or trustee shall be appointed for Borrower or any Standby Purchaser or if Borrower or any Standby Purchaser shall be adjudicated a "Debtor" under the federal bankruptcy law or insolvent, or if any petition for Bankruptcy, reorganization or arrangement pursuant to federal Bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by Borrower or any Standby Purchaser, or if any proceeding for the dissolution or liquidation of Borrower or any Standby Purchaser shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or any Standby Purchaser, the same shall become an Event of Default upon the same not being discharged, stayed or dismissed within sixty (60) days, or if Borrower or any Standby Purchaser shall generally not be paying its debts as they become due;

                    (vii) if Borrower assigns its rights under this Agreement or any of the other Loan Documents or any interest herein or therein; or if any Standby Purchaser assigns its rights under a Standby Purchase Agreement or any interest therein, other than in accordance with the terms of such Standby Purchase Agreement;

                    (viii)if an Event of Default as defined or described in any other Loan Document occurs, or if any other event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of all or any portion of the Indebtedness or to permit Lenders to accelerate the maturity of all or any portion of the Indebtedness;

                    (ix) except as otherwise provided in this Section 8.1, if Borrower or Standby Purchaser shall continue to be in default under any of the other terms, covenants or conditions of this Agreement or any other Loan Document, for ten (10) days after notice to Borrower or Standby Purchaser from Agent, in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Agent in the case of any other default; provided, however, that if such non-monetary default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower or Standby Purchaser shall have commenced to cure such default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Borrower or Standby Purchaser in the exercise of due diligence to cure such default, such additional period not to exceed thirty (30) days;

                    (x) if Borrower fails to make any payment due to any Indemnitee or such Indemnitee's respective officers, directors, agents, parents or affiliates pursuant to Section 9.14 hereof for a period of fifteen (15) days after receipt by Borrower of written demand therefor; provided that Borrower shall not be deemed to be in Default in respect of any such payment (or portion thereof) which Borrower is contesting in good faith pursuant to appropriate proceedings, provided, further, that (A) Borrower shall post cash or other security reasonably satisfactory to the relevant Indemnitee with an escrowee satisfactory to such Indemnitee in an amount equal to the disputed amount during the pendency of any appeal by Borrower of an adverse determination, and (B) if such contest is finally determined in favor of the Indemnitee (or if Borrower does not appeal an adverse determination), Borrower shall be required to make such payment (or portion thereof) to such Indemnitee within ten (10) days after such determination;

                    (xi) if any money judgment, writ or warrant of attachment or similar process requiring the payment of in excess of $500,000 not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage shall be entered or filed against Borrower or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days (or in any event later than five days prior to the date of any proposed sale thereunder);

                    (xii) if there shall be a default by Borrower under any of the Prior Debt Documents (as in effect on the date hereof) or if there shall be a default by Borrower under any of the Prior Debt Documents (as from time to time in effect);

                    (xiii)if Borrower shall cease for any reason to maintain its status as a REIT under the Internal Revenue Code;

                    (xiv) a Change in Control shall occur; or

                    (xv) an Event of Default (as defined in the Other Loan Agreement) shall occur under the Other Loan Agreement;

then and in every such Event of Default and at any time thereafter during the continuance thereof, Agent may, in addition to any other rights or remedies available to Agent and/or Lender pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Required Lenders deem advisable to protect and enforce their rights against Borrower and/or any Standby Purchaser, including declaring the Indebtedness or any portion thereof to be immediately due and payable, and may enforce or avail itself of any or all rights or remedies provided in the Loan Documents, including all rights or remedies available at law or in equity.

     8.2 REMEDIES. Upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lenders under this Agreement or any of the other Loan Documents or at law or in equity may be exercised, at the direction of the Required Lenders by Agent on behalf of Lenders at any time and from time to time, whether or not all or any of the Indebtedness shall be declared due and payable, and whether or not Agent on behalf of Lenders shall have commenced any action for the enforcement of Lender's rights and remedies under any of the Loan Documents.

     8.3 REMEDIES CUMULATIVE. The rights, powers and remedies of Agent and Lenders under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Agent and Lenders may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Agent's and Lenders' rights, powers and remedies shall be concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Required Lenders may determine, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Agent and Lenders permitted by law, equity or contract or as set forth herein or in the other Loan Documents. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon.

     8.4 GOTHAM'S CURE RIGHTS. Notwithstanding anything contained herein or in any other Loan Document, if there shall be a Default or Event of Default by any Standby Purchaser (other than Gotham) under this Agreement or any other Loan Document, or a Default or Event of Default by Borrower which is due to any breach by any Standby Purchaser (other than Gotham) of any representations, warranties, covenants or any other provision contained in this Agreement or any other Loan Document (each such event, a "STANDBY PURCHASER DEFAULT"), then such Default or Event of Default may be cured in accordance with the following procedures:

               (a) Agent, promptly following its receipt of notice of such Standby Purchaser Default, shall notify Gotham of the occurrence of such Standby Purchaser Default (the "STANDBY PURCHASER NOTICE");

               (b) Gotham shall, within fifteen (15) days of receipt of the Standby Purchaser Notice, elect, in a writing delivered to Agent, to either: (i) assume all rights and obligations of the defaulting Standby Purchaser under its respective Standby Purchase Agreement (the "ALTERNATE STANDBY RIGHTS"), or (ii) decline to so assume the Alternate Standby Rights. Failure by Gotham to respond within 15 days shall be deemed to be a decision to decline to assume the Alternate Standby Rights.

               (c) If Gotham chooses to assume the Alternate Standby Rights, each Gotham Standby Purchase Agreement shall be deemed to have been amended to reflect Gotham's assumption of the Alternate Standby Rights (with such assumption to be on a pro-rata basis among the entities comprising Gotham, unless Gotham's notice sets forth a different allocation for the assumption of the Alternate Standby Rights), the rights of the defaulting Standby Purchaser so to purchase shall be subject to Gotham's rights so to purchase and the Standby Purchaser Default shall be deemed cured. If Gotham chooses to decline to assume the Alternate Standby Rights, then such Standby Purchaser Default shall constitute a Default or Event of Default as described in
     Section 8.1 of this Agreement.

  IX.  MISCELLANEOUS.

     9.1 SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the Closing Date, the making by Lenders of any Loans hereunder and the execution and delivery to Agent of the Notes, and shall continue in full force and effect so long as all or any of the Indebtedness is outstanding and unpaid. All covenants, promises and agreements in this Agreement contained shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the parties hereto, provided that Borrower may not assign or transfer any of its rights or obligations hereunder.

     9.2 LENDERS' OR AGENT'S DISCRETION. Whenever pursuant to this Agreement or any other Loan Document, Lenders or Agent exercise any right given to any of them to approve, disapprove, make a determination, exercise discretion or consent, or any arrangement or term is to be satisfactory to Lenders or Agent, the decision of Lenders or Agent to approve, disapprove, make a determination, exercise discretion or consent, or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as otherwise specifically herein or in any other Loan Document provided) be in the sole discretion of Lenders or Agent and shall be final and conclusive.

     9.3  GOVERNING LAW.

               (a) This Agreement was negotiated in the State of New York, and made by Lenders and Agent and accepted by the Borrower in the State of New York, and the proceeds of the Notes delivered pursuant hereto were disbursed from the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement and the Notes. Lenders, Agent and Borrower hereby agree, in accordance with Section 5-1401 of the New York General Obligations Law, that this Agreement and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

               (b) To the fullest extent permitted by applicable law, any legal suit, action or proceeding against Lenders, Agent or Borrower arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York (the "New York Courts"), pursuant to Section 5-1402 of the New York General Obligations Law, and Borrower waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in the New York Courts, and Borrower hereby irrevocably submits to the jurisdiction of any such New York Court in any suit, action or proceeding. Borrower does hereby designate and appoint Gotham Partners Management Co., LLC, having an address at 110 East 42nd Street, New York, New York 10017, Attention: William A. Ackman or at such other office in New York, New York as it may direct, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address and written notice of said service of Borrower mailed or delivered to Borrower in the manner provided herein shall be deemed in every respect effective service of process upon Borrower, in any such suit, action or proceeding in the State of New York. Borrower (i) shall give prompt notice to Agent of any changed address of its authorized agent hereunder, (ii) may, at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

     9.4 MODIFICATION, WAIVER IN WRITING. Except as otherwise required by this Section or where Agent is, pursuant to any of the Loan Documents, authorized to act without the consent of the Lenders, no modification, termination or waiver of any provisions of this Agreement or of any of the other Loan Documents, nor consent to any departure therefrom, shall in any event be effective, irrespective of any course of dealing between the parties, unless the same shall be in a writing executed by Required Lenders; provided, however, that, notwithstanding anything to the contrary in any of the Loan Documents, Agent may amend any of the Loan Documents or waive any condition or provision thereof if such amendment or waiver is of a technical nature. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower, any Guarantor or any Standby Purchaser in any case shall entitle Borrower, any Guarantor or any Standby Purchaser to any other or further notice or demand in the same, similar or other circumstances. In the case and to the extent of any waiver, the parties shall be restored to their former positions and rights hereunder and under the other Loan Documents; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. No disbursement of an Advance or of a portion thereof shall constitute a waiver of any Default, Event of Default or condition to disbursement, nor shall such disbursement preclude Agent on behalf of Required Lenders from declaring an Event of Default and pursuing its and their remedies hereunder in the event such Event of Default is not cured. Any Advance made by Lenders hereunder made prior to or without the fulfillment by Borrower of all of the conditions precedent thereto, whether or not known to Agent and/or Lenders, shall not constitute a waiver by Agent and/or Lenders of the requirement that all conditions, including the non-performed conditions, shall be satisfied with respect to all future advances. This Agreement, together with the other Loan Documents, sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating hereto, whether oral or written. Except as may be expressly required by the Loan Documents, Required Lenders shall not, without the prior written consent of all Lenders, (i) increase the principal amount of the Loans, (ii) postpone any date fixed for payment of principal or interest on the Loans, (iii) reduce the amount of any principal or interest payable with respect to the Loans, (iv) release Borrower, any Guarantor or Standby Purchaser or forgive or discharge all or any part of the Loans, in each event whether or not with consideration, (v) change the definition of Required Lenders, (vi) change the Commitment of any Lender, (vii) change this sentence or the first sentence of Section 9.4, (viii) reduce the fees payable by Borrower, (ix) permit Borrower to assign any of its rights or obligations under the Loan Documents, (x) consent to any amendment or modification to the Loan Documents which is material and is favorable to Borrower, (xi) waive any Event of Default, or
(x) modify Section 11.1.

     9.5 DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Agent or any Lender, in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Notes or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Notes or any other Loan Document, Lenders and Agent shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

     9.6 NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) telecopier (with answer back acknowledged and hard copy sent by hand or one of the methods described in clause (a) or (b) above), addressed if to Lenders at their addresses set forth above, if to Agent at its address set forth on the first page hereof, and if to Borrower at the address of Borrower set forth above (with a copy to Gotham Partners Management Co., LLC, 110 East 42nd Street, New York, New York 10017, Attention: William Ackman), or at such other address as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day; or if telecopied, upon receipt.

     9.7. TRIAL BY JURY. BORROWER, AGENT AND EACH LENDER EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE LENDER/BORROWER RELATIONSHIP BETWEEN THEM. The scope of this waiver is intended to encompass any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common laws and statutory claims. Borrower, Agent and each Lender each acknowledges that this waiver is a material inducement to enter into this Agreement, and that each will continue to rely on the waiver in their related future dealing. Borrower warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     9.8. HEADINGS. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     9.9 SEVERABILITY. If any provision of this Agreement or any of the other Loan Documents or the application thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of this Agreement or the other Loan Documents nor the application of such provision to other Persons or circumstances nor the other instruments referred to hereinabove shall be affected thereby, but rather shall be enforced to the greatest extent permitted by applicable Legal Requirements.

     9.10 PREFERENCES. To the extent any Person makes a payment or payments to Agent for Borrower's benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or under any other Loan Document or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Agent.

     9.11 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Agent or Lenders except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Agent or Lenders to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Agent or Lenders with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Agent or Lenders to Borrower.

     9.12 REMEDIES OF BORROWER. In the event that a claim or adjudication is made that Agent or Lenders or their agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Agent, Lenders or such agent, as the case may be, have an obligation to act reasonably or promptly, Borrower agrees that neither Agent, Lenders nor their agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Agent or any Lender has acted reasonably shall be determined by an action seeking declaratory judgment. In any such action, the prevailing party shall be entitled to recover its reasonable attorneys' fees and disbursements incurred in connection with such action from the other party.

     9.13 NON-EXCULPATION. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, Borrower's obligations to pay the principal of and interest on the Loans, the Notes and any and all other amounts payable by Borrower hereunder and under the other Loan Documents, the performance by Borrower of its respective obligations hereunder and under the other Loan Documents, and Borrower's liability for its representations, warranties and covenants hereunder and under the other Loan Documents, shall be full recourse obligations of Borrower.

     9.14 EXPENSES; INDEMNITY.

               (a) Borrower covenants and agrees to reimburse Indemnitees and each of them upon receipt of written notice from any Indemnitee for all loss, cost, damage, expense or liability of any kind or nature whatsoever (including reasonable attorneys' fees and disbursements) incurred by such Indemnitee in connection with (i) the preparation, negotiation, execution, delivery and administration of this Agreement, the other Loan Documents and the consummation of the transactions contemplated hereby and thereby (ii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement, the other Loan Documents, and any other documents or matters if requested by Borrower or required by Agent or Lenders; (iii) reasonable fees and expenses of counsel for providing to Agent and Lenders all required legal opinions; (iv) enforcing or preserving any rights in response to third party claims or prosecuting or defending any action or proceeding or other litigation, in each case against, under, affecting or relating to Borrower, any Guarantor, this Agreement or the other Loan Documents; and (v) enforcing any obligations of, or paying or performing any defaulted obligations of, or collecting any payments due from, Borrower or any Guarantor or Standby Purchaser under this Agreement, the other Loan Documents or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement or any of the other Loan Documents in the nature of a "work-out" or of any insolvency or bankruptcy proceedings in respect of Borrower or any Guarantor or Standby Purchaser or any of its successors; provided, however, that Borrower shall not be liable for the payment of any costs and expenses described in clauses (i) through
     (v) above to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of the Indemnitees, their agents, contractors or employees.

               (b) In addition to but without duplication of the payment of expenses pursuant to subsection (a) above, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold harmless the Indemnitees, and each of them, from and against any and all other losses, costs, damages, expenses or liabilities of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), that may be imposed on, incurred by, or asserted against such Indemnitee in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in this Agreement or any Loan Document, or (ii) the use or intended use of the proceeds of the Loans (collectively, the "INDEMNIFIED LIABILITIES"); provided, however, that Borrower shall not have any obligation to an Indemnitee hereunder to the extent that such Indemnified Liabilities arise from gross negligence, illegal acts, fraud or willful misconduct of such Indemnitee, its agents, contractors or employees. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. Borrower shall not, without the prior written consent of the applicable Indemnitee, settle or compromise any claim, or permit a default or consent to the entry of judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to the Indemnitee of an unconditional release from all liability in respect of such Claim.

               (c) Nothing herein shall limit the indemnity made by Borrower to and in favor of Agent and Lenders in the Standby Purchase Agreements.

               (d) Borrower hereby acknowledges and agrees that each Indemnitee (other than each Lender) is an intended third-party beneficiary of this Section 9.14.

          Promptly after receipt by an Indemnitee of notice of any claim or the commencement of any action for which indemnity may be sought against Borrower under this Agreement or any other Loan Document, such Indemnitee shall notify Borrower in writing of the receipt of such claim. Borrower shall be entitled to assume the defense of any claim with counsel reasonably satisfactory to such Indemnitee, and after notice from Borrower to such Indemnitee of its election so to assume and actual assumption of the defense thereof with counsel reasonably satisfactory to such Indemnitee, Borrower shall not be liable to such Indemnitee under any indemnity agreement set forth herein or in any other Loan Document for any legal or other expense subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable fees and expenses of separate counsel retained by such Indemnitee unless (a) Borrower and such Indemnitee shall have agreed to the retention of such subsequent counsel or (b) such Indemnitee shall have reasonably concluded that representation of Borrower and such Indemnitee by the same counsel would be inappropriate due to actual or potential conflicting interests between them. Borrower shall have no liability for any settlement of any action or claim effected without its consent, but if settled with such consent or if there be a final judgment for the plaintiff not stayed by appeal, Borrower agrees to indemnify the Indemnitee from and against any loss or liability required to be paid by the Indemnitee by reason of such settlement or judgment if and to the extent required by, and subject to the limitations of, the terms of this Agreement. Borrower agrees to consult in advance with Agent with respect to the terms of any proposed waiver, release or settlement of any claim, liability, proceeding or other action against Borrower to which any Indemnitee may also be subject, and to use reasonable efforts to afford Agent and any such Indemnitee the opportunity to join in such waiver, release or settlement.

     9.15 EXHIBITS, SCHEDULES INCORPORATED. The Exhibits and Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     9.16 OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of any Lender's interest in and to this Agreement, the Notes or the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

     9.17 NO JOINT VENTURE OR PARTNERSHIP. Borrower and Lenders intend that the relationships created hereunder and under the other Loan Documents and be solely that of borrower and lender. Nothing contained herein or therein
(i) shall constitute any Lender or any of their Affiliates as members of any partnership, joint venture, association or other separate entity with Borrower, its Affiliates or any other entities, (ii) shall be construed to impose any liability as such on any Lender or any of their Affiliates, or
(iii) shall constitute a general or limited agency or be deemed to confer on either party hereto any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

     9.18  PUBLICITY.  On and after the  Closing  Date,  Lenders  and their
Affiliates shall be entitled, but not required, to advertise the transactions contemplated hereby from time to time in media selected by Lenders or their Affiliates at their expense. On and after the Closing Date, Borrower shall be entitled, but not required, to advertise the same from time to time in media selected by Borrower at its expense, provided that Borrower's advertisements shall include a disclosure, in each case approved in writing by Agent (not to be unreasonably withheld or delayed), that Lenders originated the Loans.

     9.19 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Agent, any Lender or their agents, but Borrower does not waive its right to assert any such claim in a separate action.

     9.20 CONFLICT; CONSTRUCTION OF DOCMENTS. In the event of any conflict between the provisions of this Agreement and any of the other Loan
Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and other documents and instruments executed and delivered in connection therewith and that such Loan Documents and other documents and instruments shall not be subject to the principle of construing their meaning against the party which drafted the same.

     9.21 BROKERS AND FINANCIAL ADVISORS. Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower hereby agrees to indemnify and hold harmless Lenders and their Affiliates and their respective agents, representatives and employees from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or its Affiliates in connection with the transactions contemplated herein. The provisions of this Section 9.21 shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

     9.22 PRIOR AGREEMENTS. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents.

     9.23 MAXIMUM RATE OF INTEREST. This Agreement, the Notes and the other Loan Documents are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Loans at a rate that could subject Lenders to either civil or criminal liability as a result of such rate being in excess of the highest lawful rate permitted under applicable usury law to be charged to Borrower (the "MAXIMUM RATE"). If, by the terms of this Agreement, the Notes or any of the other Loan Documents, Borrower is at any time required or obligated to pay interest on the Loans at a rate in excess of such Maximum Rate, the rate of interest applicable to the Loans shall be deemed to be immediately reduced to such Maximum Rate and the interest payable shall be computed at such Maximum Rate and all prior interest payments in excess of such Maximum Rate shall be deemed to have been the result of a mistake on the part of both Borrower and Lenders, and Lenders shall promptly credit such excess (to the extent only of such interest payments in excess of the Maximum Rate) against the unpaid principal amount of the Loans to which such excess may lawfully be credited, and any portion of such excess payments not capable of being so credited shall be refunded to Borrower or otherwise disposed of as directed by the order of a court of competent jurisdiction.

     9.24 ATTORNEYS' FEES. In the event of any litigation, arbitration or other dispute resolution proceedings between the parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby, the party prevailing in such litigation, arbitration or proceeding shall be entitled to recover from the other party the reasonable attorney's fees and disbursements incurred by such prevailing party in connection with such litigation, arbitration or proceeding.

     9.25 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     9.26 APPLICATION OF PAYMENTS. Except as otherwise provided in this Agreement and the other Loan Documents, each and every payment made by Borrower to Agent in accordance with the terms of this Agreement and the other Loan Documents and all other proceeds received by Agent with respect to the Indebtedness shall be applied in the following order of priority:
(i) to pay the costs and expenses of Agent and Lenders for which Agent and Lenders are entitled to reimbursement from Borrower under this Agreement or the other Loan Documents, and that have not previously been reimbursed by Borrower, together with accrued interest thereon (if any); then (ii) to ratably pay accrued interest on the Loans, including interest accrued at the Default Rate (if any); and then (iii) to ratably reduce the outstanding principal amount of the Loans.

     9.27 ASSIGNMENTS AND PARTICIPATIONS.

               (a) Each  Lender may  assign,  to one or more banks or other financial institutions regularly engaged in making or acquiring loans, all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) Agent (in its sole discretion) must give its prior written consent to such assignment, (ii) if no Event of Default and/or monetary Default shall then exist and be continuing, Borrower must give its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed and if an Event of Default or a monetary Default shall be so continuing, then Borrower's consent shall not be required,
     (iii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement as a Lender and the other Loan Documents, (iv) the aggregate amount of the Loans and Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Agent) shall not be less than $10,000,000 unless such Lender's then outstanding Loans and Commitment is less than $10,000,000 in which event such Lender may assign the aggregate amount of the Loans made by such Lender and its entire Commitment to make Loans, (v) the parties to each such assignment shall execute and deliver to Agent an Assignment and Acceptance, and a processing fee of $5,000 and (vi) if no Default and/or Event of Default shall then be continuing, Bankers agrees to retain at least a 22.2222% interest in the Loans. Upon the later of acceptance pursuant to this Section, and the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof,
     (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations under this Agreement and the other Loan Documents, and (B) the assigning Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such assigning Lender shall cease to be a party hereto, but it shall continue to receive the benefit of the indemnifications referred to or provided for in, Section 9.14). Borrower shall execute replacement Notes (in the form of Exhibit B) in connection with any such assignment.

               (b) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents, or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other Person or the performance or observance by Borrower any other Person of any of its obligations under this Agreement or any of the other Loan Documents, or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will independently and without reliance upon Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

               (c) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and assignee together with the processing fee referred to in Section 9.27(a) above and the written consent of Agent (and of Borrower, if required) to such assignment Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to Borrower and Lenders.

               (d) Each Lender may without the consent of Borrower, but upon the prior written consent of Agent, sell participations to one or more banks or other financial institutions regularly engaged in making or acquiring loans in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the provisions contained in Sections 2.5, 2.9, 2.10 and 9.14 as if such Participant were a Lender, and (iv) Borrower, Agent and other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Borrower, Guarantors and Standby Purchasers relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement or any of the other Loan Documents (but with respect to the matters referred to in the last sentence of Section 9.4 a Lender may allow its participant to have approval rights with respect thereto).

               (e) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower any Guarantor or any Standby Purchaser, their respective Affiliates furnished to each such Lender by or on behalf of Borrower, Guarantors and/or Standby Purchasers.

               (f) Any  Lender  which is  organized  under  the laws of any jurisdiction other than the United States or any state or other political subdivision thereof shall, and if pursuant to Section 9.27(a), any interest in this Agreement is assigned to any other bank or financial institution, the assigning Lender shall cause the assignee, concurrently with the effectiveness of such assignment to
     (i) furnish to Borrower either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Form 1001 (or such other forms or certificates wherein such assignee claims entitlement to complete exemption from or reduction of U.S. federal withholding tax on all interest payments hereunder) and (ii) agree (for the benefit of Borrower) to provide Borrower a new form upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such assignee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption. Notwithstanding anything to the contrary herein, nothing in this Section 9.27(f) shall require a Lender to provide a form which it is not legally permitted to provide.

               9.28 SETOFF. Upon the occurrence of an Event of Default, Agent and each Lender is hereby authorized, at any time or from time to time, without prior notice to Borrower or any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness or property at any time held or owing by Agent or any Lender to or for the credit or the account of Borrower, whether or not related to this Agreement or any transaction or occurrence hereunder, against and on account of the indebtedness and other liabilities of Borrower to Agent or any Lender hereunder, under the Notes and/or under any of the other Loan Documents, whether or not Agent or any Lender shall have made any demand hereunder and although such liabilities, or any of them, shall be contingent or unmatured. The rights and remedies granted to Agent and each Lender under this Section shall be in addition to, and not in substitution for, any rights or remedies, including, without limitation, any right of set-off or banker's lien, to which Agent or any Lender may otherwise be entitled.

               9.29 LIABILITY OF BORROWER'S TRUSTEES, ETC. Notwithstanding any provision of this Agreement to the contrary, this Agreement has been executed and delivered by a duly authorized officer of Borrower, for and on behalf of Borrower's trustees. The Agent and each Lender each acknowledges that neither the trustees of Borrower, nor any additional or successor trustees of Borrower, nor any beneficiary, officer, employee or agent of Borrower, shall have any personal, individual liability hereunder or under any of the Loan Documents.

               9.30 EMPLOYEE TERMINATION EXPENSES. Notwithstanding anything herein to the contrary, for the purposes of this Agreement and of the Line of Credit Facility (as incorporated herein), including, without limitation, for the purposes of Section 7.20 of the Line of Credit Facility, employee termination expenses of up to $8,500,000 incurred from and after the date hereof shall be disregarded.

               9.31 CONFLICTS WITH INTERCREDITOR AGREEMENT. If any term or provision of this Agreement relating to the application of monies conflicts with the provisions of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall take precedence over such conflicting provisions of this Agreement.

  X. AGENT; SUCCESSOR AGENT.

               10.1 APPOINTMENT. Bankers Trust Company is hereby appointed Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Article X are solely for the benefit of Agent and Lenders and Borrower shall not have any right as third-party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower or any Affiliate of Borrower.

     10.2 POWERS AND DUTIES; GENERAL IMMUNITY.

          10.2.1 POWERS; DUTIES. Each Lender irrevocably authorizes Agent to deal and communicate with Borrower on such Lender's behalf in all respects under and in connection with the Loan Documents. Borrower shall have no obligation to recognize or deal directly with Lenders nor to comply with any demand or requirement made by any Lender (other than through Agent), and no Lender shall deal directly with Borrower with respect to the rights, benefits and obligations of Borrower under the Loan Documents or any one or more documents or instruments in respect thereof. Borrower shall be entitled to rely conclusively on the actions of Agent as agent to bind Lenders, notwithstanding that the particular action in question may, pursuant to the terms of such agreements as may exist from time to time among the Agent and Lenders, be subject, as among the Agent and Lenders, to the approval or direction of Lenders or any specified percentage of Lenders. Agent may exercise its powers, rights and remedies and perform its duties hereunder by or through its agents or employees. Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

          10.2.2 AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity. Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any Standby Purchaser or any of their respective Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower or any Standby Purchaser for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

     10.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAIS Each Lender hereby acknowledges that such Lender has been furnished with copies of such Loan Documents, financial statements, certificates, instruments, documents, affidavits, resolutions, reports, and agreements (collectively, the "PRE-CLOSING DOCUMENTATION") as such Lender has deemed necessary to make its own credit analysis and decision with respect to the Loans. Each Lender acknowledges that it has, independently and without reliance upon Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to extend credit to the Borrower on the terms set forth in this Agreement and the other Loan Documents. Each Lender also acknowledges to Agent that such Lender will, independently and without reliance upon Agent and based on the Pre-Closing Documentation and such other documents and information as it shall deem appropriate at the time, make and continue to make its own decision in taking or not taking action with respect to the Loans. Lenders hereby acknowledge that Agent (i) shall not be responsible to Lenders for any statements, warranties, or representations (written or otherwise) by any party other than Agent made in or in connection with the Pre-Closing Documentation, the Loans, or the Loan Documents, or the financial condition of Borrower or the Standby Purchasers, any indemnitor or any other person; and (ii) shall not be responsible to Lenders for the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any of the Loan Documents or any other instrument or document furnished pursuant thereto or in connection with the Loans.

     10.4  SUCCESSOR  AGENT.  Agent may resign at any time by giving thirty
(30) days' prior written notice thereof to Lenders and Borrower, and Agent may be removed for cause by Lenders by written Lender Approval, if such written instrument is delivered to Borrower. Upon any such notice of resignation or any such removal, Lenders shall have the right, by Lender Approval, upon five (5) Business Days' notice to Borrower, to appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

 XI. OFFERING.

     11.1 RIGHTS OFFERING. Borrower shall use its best efforts to file with the Securities and Exchange Commission within forty-five (45) days from the Closing Date either (i) a registration statement or (ii) to the extent that Borrower in good faith concludes that the Offering (as defined below) may be conducted pursuant to a prospectus supplement to Borrower's existing shelf registration statement (file no. 333-31695), a prospectus supplement (in which case the number of days referred to above shall be sixty (60)
days) or (iii) a post-effective amendment to such shelf registration statement, in each case in such form such that when the same is declared effective by the Securities and Exchange Commission or, in the case of clause (ii) above, filed with the Securities and Exchange Commission, Borrower will be able to consummate an offering entitling holders of equity securities of Borrower to purchase additional equity interests in Borrower on a pro rata basis (the "OFFERING") which, if fully subscribed, would result in aggregate proceeds to Borrower of an amount at least sufficient to enable Borrower to prepay, upon the consummation of the Offering, the Loans and the Other Loans (and all interest and other fees or other amounts due in connection with the Loans and the Other Loans), and Borrower shall use its best efforts to cause any such registration statement or post-effective amendment referred to in clause (i) or (iii) above to be declared effective within ninety (90) days from the Closing Date. Borrower shall use its best efforts to take, or cause to be taken, any and all further action or actions necessary or advisable to be taken in order to enable the Offering to be consummated as contemplated by this Section 11.1, including but not limited to the distribution of a prospectus or prospectus supplement pursuant to any of the applicable registration statements referred to above. It shall be an Event of Default if the registration statement or post-effective amendment is not declared effective or if the prospectus supplement is not filed with the Securities and Exchange Commission, as the case may be, on or prior to the Initial Maturity Date.

     11.2 CONSUMMATION. After the filing of the registration statement, post-effective amendment or prospectus supplement referred to in Section
11.1 above, for the Offering pursuant to Section 11.1, Borrower shall thereafter diligently and continuously use its best efforts to consummate the Offering.

     11.3 PROCEEDS OF OFFERING. Upon Borrower's receipt of any proceeds of the Offering, Borrower shall cease to have any right to borrow under this Agreement.

     11.4 PRICING OF RIGHTS OFFERING. The pricing of the securities to be offered pursuant to the Offering shall be consistent with the pricing parameters set forth in Section 7(d) of the Standby Purchase Agreements.

     11.5 WAIVER OF OWNERSHIP LIMITATIONS. Borrower hereby covenants and agrees to use its best efforts to cause to be issued to Gotham a waiver of the ownership limitations set forth in Article VI, Section 6 of the By-Laws of Borrower, in form and substance reasonably satisfactory to Gotham, to the extent necessary (in light of all other securities of Borrower directly, indirectly, beneficially or constructively owned or controlled by or subject to the power to vote of (in each case, within the meaning of Borrower's Organizational Documents, the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder, and the Internal Revenue Code and the rules and regulations thereunder) Gotham to permit Gotham to acquire the securities it may become obligated to purchase pursuant to the Standby Purchase Agreement to which Gotham is a party; provided, however, that notwithstanding the foregoing or any other provision of this Agreement, (i) Borrower shall not be obligated to take any action hereunder which would prevent Borrower from qualifying or continuing to qualify for taxation under the Internal Revenue Code as a REIT, and (ii) Borrower shall not be prevented or restricted hereunder with respect to taking any action which the Board of Trustees of Borrower shall deem advisable to prevent disqualification of Borrower for taxation under the Internal Revenue Code as a REIT.

     11.6 INDEMNIFICATION

               (a) Borrower agrees to indemnify and hold harmless Agent and each Lender against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements (and any and all actions, suits, proceedings and investigations in respect thereof and any and all legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which any Agent or any Lender is a party), directly or indirectly, caused by, relating to, based upon, arising out of, or in connection with, including, without limitation, any act or omission by Agent or such Lender in connection with the Offering or any registration statement or any prospectus relating to the Offering.

               (b) These indemnification provisions shall be in addition to any liability which Borrower may otherwise have to Agent or Lenders or the persons indemnified below in this sentence and shall extend to the following: Agent, Lenders, their respective affiliated entities, partners, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), and the officers, directors, employees, legal counsel, partners, agents and controlling persons of any of them. All references to Agent and/or Lender in these indemnification provisions shall be understood to include any and all of the foregoing indemnitees.

               (c) If any action, suit, proceeding or investigation is commenced, as to which Agent or any Lender proposes to demand indemnification, it shall notify Borrower with reasonable promptness; provided, however, that any failure by Agent or any Lender to notify Borrower shall not relieve Borrower from its obligations hereunder. Agent or any such Lender, as the case may be, shall have the right to retain counsel of its own choice to represent it, and Borrower shall pay the reasonable fees, expenses and disbursements of such counsel; and such counsel shall, to the extent consistent with its professional responsibilities, cooperate with Borrower and any counsel designated by Borrower. Borrower shall not be liable for any settlement of any claim against Agent or any Lender made without Borrower's prior written consent, which consent shall not be unreasonably withheld. Borrower shall not, without the prior written consent of Agent or any such Lender, as the case may be, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to Agent or any such Lender, as the case may be, of an unconditional release from all liability in respect of such claim.

               (d) In order to provide for just and equitable contribution, if a claim  for  indemnification  pursuant  to  these  indemnification provisions is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then Borrower, on the one hand, and Agent or any such Lender, as the case may be, on the other hand, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, and disbursements to which the indemnified persons may be subject in accordance with the relative benefits received by Borrower, on the one hand, and Agent or any such Lender, as the case may be, on the other hand, and also the relative fault of Borrower, on the one hand, and Agent or any such Lender, as the case may be, on the other hand, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements and the relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, neither Agent nor any Lender shall be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by Agent or such Lender, as the case may be, pursuant to this Agreement.

               (e) These  indemnification  provisions and the provisions of
     Section 9.14 shall survive any termination of this Agreement and thereafter shall remain operative and in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                   LENDER AND AGENT:

                                   BANKERS TRUST COMPANY



                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   LENDERS:

                                   BANKBOSTON, N.A.



                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                   WELLSFORD REAL PROPERTIES, INC.



                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                                   LENDER AND AGENT:

                                   BANKERS TRUST COMPANY



                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   LENDERS:

                                   BANKBOSTON, N.A.



                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                   WELLSFORD REAL PROPERTIES, INC.



                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:


               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                                   LENDER AND AGENT:

                                   BANKERS TRUST COMPANY



                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   LENDERS:

                                   BANKBOSTON, N.A.



                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                   WELLSFORD CAPITAL



                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   BORROWER:

                                   FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
                                   INVESTMENTS



                                   By:
                                   ----------------------------------------
                                   Name:  Thomas Kmiecik
                                   Title: Senior Vice President - Treasurer